UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. [ ])

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

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[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

PAX WORLD FUNDS SERIES TRUST I
PAX WORLD FUNDS SERIES TRUST III

(Name of Registrant as Specified In Its Charter)

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[October 16, 2017]

Dear Fellow Shareholders,

I am writing to let you know that, as announced on September 18, 2017, Pax World Management LLC (“PWM”), the investment adviser to each series of Pax World Funds Series Trust I (“Pax World Funds”) and the majority owner of Pax Ellevate Management LLC (“PEM”), the investment adviser to Pax Ellevate Global Women’s Index Fund, the only series of Pax World Funds Series Trust III (GWI and, together with the Pax World Funds, the “Funds”), has entered into an agreement to be acquired by Impax Asset Management Ltd. (“Impax”) (the “Transaction), subject to certain customary closing conditions, including approval of the investment advisory and sub-advisory agreements by shareholders of the Funds.

The Boards of Trustees of the Funds have unanimously approved new investment advisory agreements with PWM, and a new sub-advisory agreement with Impax, on behalf of Pax Global Environmental Markets Fund (“GEM”). The Boards of Trustees have unanimously recommended that shareholders also approve these agreements. The terms of the new investment advisory and sub-advisory agreements are essentially identical to those of the current advisory and sub-advisory agreements.

The reasons for the Transaction are compelling. Impax, a UK-based firm with approximately $9 billion in AUM, is a leading independent investment manager specializing in opportunities arising from the transition to a more sustainable global economy. Pax and Impax have a heritage as pioneers in the field of sustainable investing and share very similar corporate cultures and values. In fact, Pax and Impax already have been working together successfully for more than a decade to manage GEM. The Transaction is supported by highly complementary areas of investment management expertise of Pax and Impax, our strong product and geographic fit, and our shared commitment to the principles and practice of sustainable investing.

The Transaction will create a combined investment management firm with over $13 billion in assets under management and expanded investment management, research and client service capabilities on a global basis. The Transaction will also allow the combined firm to offer enhanced resources and services to our existing and prospective shareholders and clients.

Under the terms of the Transaction, the Pax World Funds will continue to be known as such. It is expected that PWM, as the U.S.-based mutual fund division of Impax’s global business operations, will be renamed Impax Investment Management (US) LLC, and continue to serve as investment adviser to the Pax World Funds. PEM also will continue to serve as investment adviser to GWI. The Transaction is not expected to have any material effect on the management of the Funds. To highlight:

➢	PWM’s sustainable investment process will not change as a result of the Transaction.

➢	Pax’s commitment to environmental, social and governance (“ESG”) integration and shareholder engagement will not change.

➢	The Funds’ fees and expenses will not change as a result of the Transaction.

A joint special meeting of shareholders of the Funds (the “Meeting”) is scheduled for December 19, 2017. The enclosed proxy statement asks you to consider and vote on certain proposals in connection with the Transaction.

In a nutshell, as detailed in the enclosed proxy statement, shareholders are being asked to approve new investment advisory and sub-advisory agreements because the Transaction may be deemed an “assignment” of the current agreements, resulting in the automatic termination of such agreements. Approval of the new investment advisory and sub-advisory agreements will allow the Funds to continue to receive investment advisory and sub-advisory services from their current investment adviser and sub-adviser, as applicable.

For over 45 years, Pax has made it possible for investors to align their investments with their values and have a positive social and environmental impact. Founded in 1998, Impax shares Pax’s heritage as a pioneer in sustainable investing, as well as Pax’s belief that a thorough approach to the management of risk, including ESG risks, will enhance long-term investment returns. Both firms are committed to finding ways for investors to seek to benefit from and help accelerate the transition to a more sustainable global economy.

In sum, our long-standing business relationship with Impax has led to this exciting new phase. We believe the combination of our two firms, with our shared values and corporate cultures, will benefit shareholders by allowing us to continue providing careful stewardship on behalf of Fund shareholders while also offering the potential for increased research and investment management capabilities, economies of scale, new products and strategies, enhanced distribution, thought leadership and social impact.

Although we would like very much to have each shareholder attend the Meeting, we realize this may not be possible. Whether or not you plan to be present at the Meeting, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card(s), vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing and telephone and Internet voting instructions are listed at the top of your proxy card(s).Your voice is vital to the voting process, and we therefore ask that you take a few moments to consider the proposals and vote your shares as soon as possible.

We appreciate your investment in the Funds and look forward to continuing to serve your sustainable investing needs.

Sincerely yours,

/s/ Joseph F. Keefe

Joseph F. Keefe
President and Chief Executive Officer Pax World Funds Series Trust I Pax World Funds Series Trust III

IMPORTANT NEWS FOR SHAREHOLDERS

While you should read the full text of the enclosed Proxy Statement, for your convenience here is a brief overview of the matters that require your vote as a shareholder of Pax World Funds Series Trust I (“Trust I”) and/or Pax World Funds Series Trust III (“Trust III” and, together with Trust I, the “Trusts”).

Questions & Answers

Q. Why am I receiving this Proxy Statement?

A. As announced on September 18, 2017, Impax Asset Management Ltd. (“Impax”) has entered into an agreement to acquire a majority of the ownership interests in Pax World Management LLC (“PWM”), the investment adviser to each series of Trust I and a controlling shareholder of Pax Ellevate Management LLC (“PEM”), the investment adviser to Pax Ellevate Global Women’s Index Fund (“GWI”), the only Trust III Fund (the “Transaction”). Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Transaction may be deemed to be an “assignment” of the current investment advisory and sub-advisory agreements of each series of the Trusts (each a “Fund” and together, the “Funds”), as applicable, resulting in the automatic termination of such agreements. The Transaction is not expected to have a material effect on the management of either Trust or the Fund(s) within that Trust. Approval of the Proposals will allow the Funds to continue to receive investment advisory and sub-advisory services from their current investment adviser and sub-adviser, as applicable.

Q. In a nutshell, what am I being asked to approve?

A. You are being asked to approve one, two or three Proposals, depending on which Fund(s) you own.

Shareholders of each Trust I Fund are being asked to approve a new investment advisory agreement (the “New Trust I Advisory Agreement”) with PWM on identical terms to those of the Funds’ current investment advisory agreement (the “Current Trust I Advisory Agreement”), except for the date of effectiveness. The New Trust I Advisory Agreement will be identical to the Current Trust I Advisory Agreement, except for the date of effectiveness.

Shareholders of GWI, the only Trust III Fund, are being asked to approve a new investment advisory agreement (the “New Trust III Advisory Agreement” and, together with the New Trust I Advisory Agreement, the “New Advisory Agreements”) with PEM (together with PWM, the “Advisers”) on identical terms to those of GWI’s current investment advisory agreement (the “Current Trust III Advisory Agreement” and together with the Current Trust I Advisory Agreement, the “Current Advisory Agreements”), except for the date of effectiveness. More than half of PEM’s ownership interest is currently owned by PWM, which means that PWM may be deemed to “control” PEM. Accordingly, under applicable law, the Transaction may be deemed to be an “assignment” of the Current Trust III Advisory Agreement, resulting in its automatic termination. The New Trust III Advisory Agreement will be identical to the Current Trust III Advisory Agreement, except for the date of effectiveness.

Shareholders of Pax Global Environmental Markets Fund (“GEM”) are being asked to approve a new sub-advisory agreement (the “New Sub-Advisory Agreement”) between Impax and PWM with respect to GEM. Because the current sub-advisory agreement (the “Current Sub-Advisory Agreement”) provides for its automatic termination upon the termination of the Current Trust I Advisory Agreement, the Transaction is expected to result in the termination of the Current Sub-Advisory Agreement. Following the consummation of the Transaction, Impax, as holder of a majority of the ownership interests in PWM, will be an affiliate of PWM. Accordingly, the New Sub-Advisory Agreement will require approval by shareholders of GEM. The New Sub-Advisory Agreement with respect to GEM will be identical to the Current Sub-advisory Agreement, except for the date of effectiveness.

The Transaction is not expected to have a material effect on the management of any Fund. Approval of the Proposals will allow the Funds to continue to receive investment advisory and sub-advisory services from their current investment adviser and sub-adviser.

Q. How will the Transaction affect the Advisers?

A. The Transaction is not expected to result in any changes in the management or operation of the investment advisory functions performed by the Advisers or Impax with respect to the Funds, including any changes in the personnel engaged in the day-to-day investment management of the Funds (although additional portfolio managers will be added to certain Funds effective September 30, 2017 and Christopher Brown has stated his intention to retire from PWM effective December 31, 2017) or the investment style, philosophy or strategy of the Funds. The Transaction is not expected to cause any reduction in the nature, extent or quality of services now provided to any of the Funds or to have any adverse effect on the Advisers’ or Impax’s ability to fulfill their obligations to the Funds under the New Advisory Agreements and New Sub-Advisory Agreement, respectively.

Q. How does the New Investment Advisory Agreement differ from my Fund’s Current Advisory Agreement?

A. The New Advisory Agreement is identical to the Fund’s Current Advisory Agreement, except for the date of effectiveness.

Q. How does the New Sub-Advisory Agreement with respect to GEM differ from the Current Sub-Advisory Agreement?

A. The New Sub-Advisory Agreement with respect to GEM is identical to the Current Sub-Advisory Agreement, except for the date of effectiveness.

Q. Will my Fund’s total advisory fees change?

A. The rate of advisory fees that each of the Funds will pay to its Adviser under the New Advisory Agreements and the rate of sub-advisory fees that PWM will pay to Impax under the New Sub-Advisory Agreement will not change as a result of the Transaction.

Q. Will my Fund’s total expenses change?

A. The Transaction is not expected to result in any change in your Fund’s total expenses.

Q. How do the Trustees suggest that I vote?

A. After carefully reviewing each Proposal, the Trustees have unanimously determined that the Proposals are in the best interests of the applicable Funds and their shareholders. The Trustees recommend that you vote “FOR” the Proposals that apply to you.

Q. When is the Meeting?

A. The enclosed proxy is being solicited for use at the Joint Special Meeting of Shareholders (the “Meeting”) to be held on December 19, 2017 at 3:00 P.M. Eastern Time, at the offices of the Trusts at 30 Penhallow Street, Suite 400, Portsmouth, New Hampshire 03801, and, if the Meeting is adjourned or postponed, at any adjourned or postponed session, for the purposes stated in the Notice of Joint Special Meeting of Shareholders.

Q. Who is paying for the proxy solicitation and legal costs associated with this solicitation?

A. PWM and Impax will be responsible for the costs of the Meeting and any adjourned or postponed session, including the costs of retaining Computershare, Inc., operating under the name of Computershare Fund Services (“Computershare”), preparing and mailing the notice, proxy statement, and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients.

Q. Will my vote make a difference?

A. Yes. Your vote is needed to ensure that the Proposals can be acted upon. We encourage all shareholders to participate in the governance of the Funds. Additionally, your immediate response on the enclosed proxy card may help save the cost of any further solicitations.

Q. What vote is required to approve the Proposals?

A. To be approved with respect to a particular Fund, each Proposal must be approved by the affirmative “vote of a majority of the outstanding voting securities” of that Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the affirmative vote of the lesser of (i) 67% or more of the voting securities of a Fund entitled to vote on the Proposal present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on the Proposal. Shareholders of each Fund vote together as a single class.

Q. How do I place my vote?

A. You can vote in any one of four ways:

• Over the Internet via the website listed on your proxy card;

• By telephone, with a toll-free call to the number listed on your proxy card;

• By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

• In person, by attending the Meeting.

We encourage you to vote, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the Proxy Statement before you vote.

Q. If I send my proxy in now as requested, can I change my vote later?

A. You may revoke your proxy at any time before it is voted by: (1) sending a written revocation to the Secretary of the relevant Trust, as explained in the Proxy Statement; or (2) forwarding a later-dated proxy that is received by your Fund at or prior to the Meeting; or (3) attending the Meeting and voting in person. Even if you plan to attend the Meeting, we ask that you return the enclosed proxy card. This will help us ensure that holders of a sufficient number of shares are present for the Proposals to be considered.

Q. Whom should I call for additional information about this Proxy Statement?

A. We will be happy to answer your questions about this proxy solicitation. Please call Computershare, the Funds’ proxy solicitor, at [(XXX) XXX-XXXX]. [Representatives are available between 9:00 a.m. and 11:00 p.m., Eastern Time, Monday through Friday, and between 12:00 p.m. and 6:00 p.m., Eastern Time, Saturday.]

PROMPT EXECUTION AND RETURN OF YOUR PROXY CARD IS REQUESTED. INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE ARE INCLUDED, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

PAX WORLD FUNDS SERIES TRUST I, on behalf of its series:

Pax Large Cap Fund	Pax MSCI EAFE ESG Leaders Index Fund (formerly Pax MSCI International ESG Index Fund)
Pax Mid Cap Fund	Pax Global Environmental Markets Fund
Pax Small Cap Fund	Pax Core Bond Fund
Pax ESG Beta Quality Fund	Pax High Yield Bond Fund
Pax ESG Beta Dividend Fund	Pax Balanced Fund

PAX WORLD FUNDS SERIES TRUST III, on behalf of its series:

Pax Ellevate Global Women’s Index Fund

30 Penhallow Street, Suite 400
Portsmouth, New Hampshire 03801

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS
 TO BE HELD ON DECEMBER 19, 2017

To shareholders of the series (each a “Fund” and together, the “Funds”) of Pax World Funds Series Trust I (“Trust I”) and Pax World Funds Series Trust III (“Trust III” and, together with Trust I, the “Trusts”):

NOTICE IS HEREBY GIVEN that a Joint Special Meeting of Shareholders (the “Meeting”) will be held on December 19, 2017 at 3:00 P.M. Eastern Time, at the offices of the Trusts at 30 Penhallow Street, Suite 400, Portsmouth, New Hampshire 03801 for the purpose of considering the proposals (each a “Proposal” and collectively, the “Proposals”). In addition, shareholders may be asked to consider and act upon other matters which may properly come before the Meeting or any adjournment thereof.

The following is a list of Proposals presented in the Proxy Statement:

Proposals:

1.	For shareholders of the Trust I Funds, to approve a new investment advisory agreement between Pax World Management LLC (“PWM”) and Trust I, on behalf of each Trust I Fund.

2.
For shareholders of Pax Ellevate Global Women’s Index Fund (“GWI”), the only Trust III Fund, to approve a new investment advisory agreement between Pax Ellevate Management LLC (“PEM”) and Trust III, on behalf of GWI.

3.	For shareholders of Pax Global Environmental Markets Fund (“GEM”), a Trust I Fund, to approve a new sub-advisory agreement between Impax Asset Management LLC (“Impax”) and PWM with respect to GEM.

In each Proposal, Fund shareholders are asked to approve a new agreement with the Funds’ current investment adviser or sub-adviser, as applicable, on identical terms to those of the Funds’ current agreement, except for the date of effectiveness. Under applicable law, the purchase by Impax Asset Management Ltd. of a majority of the ownership interests in PWM, the investment adviser to the Trust I Funds and a controlling shareholder of PEM, the investment adviser to GWI, the only Trust III Fund (the “Transaction”), may be deemed to be an “assignment” of each Fund’s current investment advisory and sub-advisory agreements, as applicable, resulting in the automatic termination of such agreements. The Transaction is not expected to have a material effect on the management of either Trust or the Fund(s) within that Trust. Approval of the Proposals will allow the Funds to continue to receive investment advisory and sub-advisory services from their current investment adviser and sub-adviser, as applicable. Shareholders of each Fund will vote together as a single class.

All Shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by Internet, by telephone or in person. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by providing written notice to the Trust, by submitting a subsequent proxy using the mail, by Internet, by telephone or by voting in person at the Meeting.

Shareholders of record as of the close of business on September 29, 2017 (the “Record Date”) are entitled to notice of and to vote at the Meeting and any adjournment of the Meeting.

Each of the Proposals is described in the Proxy Statement. Please read it carefully.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournment thereof.

The Trustees unanimously recommend that you vote “FOR” all of the Proposals.

By Order of the Board of Trustees

/s/ JOSEPH F. KEEFE
Joseph F. Keefe
Chief Executive Officer Pax World Funds Series Trust I Pax World Funds Series Trust III

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR OVER THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

TABLE OF CONTENTS

PROPOSALS 1 AND 2. APPROVAL OF NEW ADVISORY AGREEMENTS	3
PROPOSAL 3. APPROVAL OF NEW SUB-ADVISORY AGREEMENT	6
BOARD CONSIDERATIONS IN APPROVING THE NEW ADVISORY AGREEMENTS AND THE NEW SUB-ADVISORY AGREEMENT	9
OTHER INFORMATION	9
EXHIBIT A INFORMATION REGARDING CURRENT ADVISORY AGREEMENTS	A-1
EXHIBIT B FORM OF NEW ADVISORY AGREEMENTS	B-1
EXHIBIT C BOARD OF TRUSTEES’ CONSIDERATION OF THE CURRENT ADVISORY AGREEMENTS AND THE CURRENT SUB-ADVISORY AGREEMENTS	C-1
EXHIBIT D FORM OF NEW SUB-ADVISORY AGREEMENT	D-1
EXHIBIT E OUTSTANDING SHARES	E-1
EXHIBIT F BENEFICIAL OWNERSHIP OF SHARES	F-1

PAX WORLD FUNDS SERIES TRUST I, on behalf of its series:

Pax Large Cap Fund	Pax MSCI EAFE ESG Leaders Index Fund (formerly Pax MSCI International ESG Index Fund)
Pax Mid Cap Fund	Pax Global Environmental Markets Fund
Pax Small Cap Fund	Pax Core Bond Fund
Pax ESG Beta Quality Fund	Pax High Yield Bond Fund
Pax ESG Beta Dividend Fund	Pax Balanced Fund

PAX WORLD FUNDS SERIES TRUST III, on behalf of its series:

Pax Ellevate Global Women’s Index Fund

30 Penhallow Street, Suite 400
 Portsmouth, New Hampshire 03801

PROXY STATEMENT
JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
DECEMBER 19, 2017

This Proxy Statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of each of Pax World Funds Series Trust I (“Trust I”) and Pax World Funds Series Trust III (“Trust III” and, together with Trust I, the “Trusts”) for use at the joint special meeting of the shareholders of the series of each Trust (each a “Fund” and collectively, the “Funds”) (the “Meeting”) to be held on December 19, 2017 at 3:00 P.M. Eastern Time, at the offices of the Trusts at 30 Penhallow Street, Suite 400, Portsmouth, New Hampshire 03801, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of a Joint Special Meeting of Shareholders (the “Notice”). The Notice, this Proxy Statement and the enclosed proxy card are first being mailed, or otherwise being made available, to shareholders on or about October 16, 2017. Please read this Proxy Statement and keep it for future reference.

The Meeting has been called for the purpose of having the shareholders of each Trust consider and take action upon the proposals listed in the Notice (each a “Proposal” and collectively, the “Proposals”). This Proxy Statement contains information you should know before voting on the Proposals. As described in greater detail below, this Proxy Statement asks you to consider and vote on certain Proposals in connection with the purchase by Impax Asset Management Ltd. (“Impax”) of a majority of the ownership interests in Pax World Management LLC (“PWM”), the investment adviser to the Trust I Funds and a controlling shareholder of Pax Ellevate Management LLC (“PEM” and, together with PWM, the “Advisers”), the investment adviser to Pax Ellevate Global Women’s Index Fund (“GWI”), the only Trust III Fund. In addition, shareholders may be asked to consider and act upon other matters which may properly come before the Meeting or any adjournment thereof. References herein to the “Board” and the “Trustees” shall refer to the relevant Board and its members, unless otherwise indicated.

The following is a list of the Proposals presented in this Proxy Statement and the Funds that are affected by such Proposals:

Proposal	Description of Proposal	Funds Entitled to Vote
Proposal 1	To approve a new investment advisory agreement between Pax World Management LLC and Trust I, on behalf of each Trust I Fund.	Trust I Funds only
Proposal 2	To approve a new investment advisory agreement between Pax Ellevate Management LLC and Trust III, on behalf of Pax Ellevate Global Women’s Index Fund, the only Trust III Fund.	Pax Ellevate Global Women’s Index Fund
Proposal 3	To approve a new sub-advisory agreement between Impax Asset Management Ltd. and Pax World Management LLC with respect to Pax Global Environmental Markets Fund.	Pax Global Environmental Markets Fund

Shareholders of each Fund will vote together as a single class.

Timely, properly-executed proxies will be voted as you instruct. If no specification is made with respect to a Proposal, shares will be voted in accordance with the recommendation of the Trustees as to that Proposal. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card. Supplemental solicitations of proxies may be made by personal interview, mail, telephone, facsimile or e-mail by officers and Trustees of your Fund, officers and employees of PWM and other representatives of your Fund (who will receive no compensation therefor in addition to their regular compensation). In addition, Computershare Inc., operating under the name of Computershare Fund Services (“Computershare”), has been retained to assist in the solicitation of proxies of shareholders of the Trusts at a cost that is not expected to exceed $343,392, although actual costs may be substantially higher. PWM and Impax will bear the costs incurred in connection with the solicitation of proxies, the costs of holding the Meeting, and other expenses associated with obtaining the approval of the Funds’ shareholders.

A copy of each Trust’s semi-annual and annual reports may be obtained, without charge, by writing to PWM at 30 Penhallow Street, Suite 400, Portsmouth, New Hampshire 03801, telephoning PWM at 800-767-1729 (toll-free), visiting the PWM website at www.paxworld.com or visiting the Securities and Exchange Commission’s website at www.sec.gov.

Shareholders of record as of the close of business on September 29, 2017 (the “Record Date”) are entitled to receive notice of, and to vote at, the Meeting or any adjournment thereof. Shareholders of a Fund on the Record Date shall be entitled to one vote for each whole share held as to any matter on which they are entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.

PROPOSALS 1 AND 2. APPROVAL OF NEW ADVISORY AGREEMENTS

(All Funds)

The Board has approved, and is recommending to shareholders of each Fund that they approve, Proposals 1 and 2 relating to the new investment advisory agreement between PWM and Trust I, on behalf of each Trust I Fund, and PEM and Trust III, on behalf of GWI, the only Trust III Fund, respectively (the “New Advisory Agreements”).

Information Regarding the Transaction

The approval of the New Advisory Agreements is required as a result of anticipated changes to the ownership of PWM and PEM. As announced on September 18, 2017, Impax has entered into an agreement to acquire a majority of the ownership interests in PWM, the investment adviser to the Trust I Funds (the “Transaction”). Upon consummation of the Transaction, Impax will be presumed, and likely deemed, to “control” PWM. In addition, because more than half of PEM’s ownership interest is currently owned by PWM, the Transaction also will result in Impax being presumed, and likely deemed, to control PEM. Accordingly, the Transaction will result in the “assignment” of each of the current investment advisory agreement between PWM and Trust I, on behalf of each Trust I Fund (the “Current Trust I Advisory Agreement”), and the current investment advisory agreement between PEM and Trust III, on behalf of GWI (the “Current Trust III Advisory Agreement” and, together with the Current Trust I Advisory Agreement, the “Current Advisory Agreements”). Upon consummation of the Transaction, it is also expected that PWM will change its name from “Pax World Management LLC” to “Impax Investment Management (US) LLC.”

Under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, an investment advisory agreement terminates automatically in the event of its assignment. Therefore, your Fund’s Current Advisory Agreement is expected to terminate upon consummation of the Transaction. Accordingly, you are being asked to approve a New Advisory Agreement with respect to your Fund(s) to be effective upon shareholder approval and consummation of the Transaction (regardless of the order in which those events occur, although it is expected that the Meeting will take place prior to consummation of the Transaction). Such approval will enable the Advisers to continue to provide investment advisory services to the Funds without interruption. If the New Advisory Agreements are approved, they will continue through December 19, 2019 and for subsequent one-year terms thereafter so long as that continuance is approved in a manner consistent with the 1940 Act. If the New Advisory Agreements are not approved for a Fund, the Board will evaluate other short- and long-term options permitted by law, which may include an interim investment advisory agreement of limited duration for that Fund.

The Transaction is not expected to have a material effect on the management of any Fund. Approval of the Proposals will allow the Funds to continue to receive investment advisory services from their current investment adviser. In addition, the Transaction is not expected to cause any reduction in the nature, extent or quality of services now provided to any of the Funds or have any adverse effect on the Advisers’ ability to fulfill their obligations to the Funds under the New Advisory Agreements.

Information Regarding the Advisers

PWM, 30 Penhallow Street, Suite 400, Portsmouth, NH, 03801, is the investment adviser to the Trust I Funds. PWM is a limited liability company organized under the laws of Delaware. As of December 31, 2016, PWM had approximately $4.2 billion in assets under management. PWM succeeded to the business of PWM Corp. on January 1, 2010. PWM Corp., 2 Duck Pond Road, Alpine, NJ 07620, was originally organized in 1970 and currently owns 75% of PWM’s ownership interests. As a result, PWM Corp. may be deemed to “control” PWM. All of the capital stock of PWM Corp. is currently owned by members of the Shadek family.

PEM, 30 Penhallow Street, Suite 400, Portsmouth, NH, 03801, is the investment adviser to GWI. PEM is a limited liability company organized under the laws of Delaware. PEM, as of December 31, 2016, had approximately $110.5 million in assets under management. More than half of PEM’s ownership interest is currently owned by PWM, and more than 25% is currently owned by Ellevate Asset Management LLC. As a result, PWM and Ellevate Asset Management LLC may be deemed to “control” PEM. PWM Corp. currently owns 75% of the ownership interest in PWM. All of the ownership interest of Ellevate Asset Management LLC is currently owned by Krawcheck Holdings, which is owned by Sallie Krawcheck.

Current Advisory Agreements

The Current Advisory Agreements are between PWM and Trust I, on behalf of the Trust I Funds, and between PEM and Trust III, on behalf of GWI. The Current Advisory Agreements were most recently approved by the relevant Board at a meeting held on June 7-8, 2017. The date of each Current Advisory Agreement and the date on which it was last approved by shareholders are provided at Exhibit A.

Comparison of the Current Advisory Agreements and the New Advisory Agreements

The terms of the New Advisory Agreement for each Trust are identical to those of the Current Advisory Agreement for each Trust, except for the date of effectiveness. There is no change in the advisory fee rate payable by any Fund. In addition, no contractual expense limitation or reimbursement currently in effect for a Fund will be affected by the replacement of a Current Advisory Agreement with the relevant New Advisory Agreement. Each New Advisory Agreement is expected to be effective upon shareholder approval and consummation of the Transaction (regardless of the order in which those events occur, although it is expected that the Meeting will take place prior to consummation of the Transaction). Each New Advisory Agreement will have an initial term of two years and will continue in effect for successive one-year periods thereafter if its continuance is approved, on behalf of each Fund, at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. The principal terms of the Current Trust I Advisory Agreement and the Current Trust III Advisory Agreement are substantially similar and differ only with respect to the allocation of certain expenses as between the Advisers and the Funds as well as additional services and expenses that are Trust-specific. Below is a summary of such principal terms, which are identical to those of the New Advisory Agreements. The form of each New Advisory Agreement is attached hereto at Exhibit B.

Services. PWM and PEM, subject to the supervision of the relevant Board, furnish the respective Funds continuously with an investment program, determining what investments to purchase, sell and exchange for the Funds and what assets to hold uninvested.

Compensation. In return for services rendered pursuant to the terms of the investment advisory agreements, the Funds pay an advisory fee to their respective Adviser based on the average daily net assets of such Fund, accrued daily and paid monthly. The advisory fee rates for each Fund under the relevant Current Advisory Agreement and the fees paid by each Fund to its Adviser during each Fund’s most recent fiscal year are set forth at Exhibit A.

Limitation of Liability. In the absence of willful misfeasance, bad faith or gross negligence on the part of an Adviser, or reckless disregard of its obligations and duties under the investment advisory agreements, the Advisers shall not be subject to any liability to a Fund or to any shareholder of a Fund, for any act or omission in the course of, or connected with, the rendering of such services.

Continuance. The Current Advisory Agreements were originally effective upon their execution and remained in full force and effect continuously thereafter. As described above, the New Advisory Agreements will be effective upon shareholder approval and consummation of the Transaction (regardless of the order in which those events occur, although it is expected that the Meeting will take place prior to consummation of the Transaction). The New Advisory Agreements will have an initial term of two years and may be continued for successive one-year periods thereafter if approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder.

Termination. The Current Advisory Agreements also may be terminated with respect to a Fund at any time on at least 30 days’, but no more than 60 days’, written notice by an Adviser, by vote of a majority of the Trustees of the relevant Trust or by a vote of a majority of the outstanding voting securities of a Fund. The Current Advisory Agreements will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually (i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Funds and (ii) by vote of a majority of the Trustees who are not “interested persons,” as such term is defined in the 1940 Act (“Independent Trustees”), cast in-person at a meeting called for the purpose of voting on such approval.

Approval of New Advisory Agreements by the Board

At an in-person meeting of the Board held on September 20, 2017, at which a majority of Trustees, including a majority of Independent Trustees, were present, the Board considered and unanimously approved the New Advisory Agreements. On the basis of the considerations discussed below, the Board unanimously concluded that the approval of the New Advisory Agreements would be in the best interests of each Fund.

The Board is recommending to shareholders of each Fund that they approve the New Advisory Agreements. The New Advisory Agreements would be effective upon shareholder approval and the consummation of the Transaction.

The Board of Trustees recommends that shareholders vote “FOR” Proposals 1 and 2.

PROPOSAL 3. APPROVAL OF NEW SUB-ADVISORY AGREEMENT

(Pax Global Environmental Markets Fund)

The Board has approved, and is recommending to shareholders of GEM that they approve, Proposal 3 relating to the new sub-advisory agreement between Impax and PWM with respect to GEM (the “New Sub-Advisory Agreement”).

Background

PWM currently serves as the investment adviser to the Trust I Funds, including GEM, under the Current Trust I Advisory Agreement. PWM, as permitted under the Current Trust I Advisory Agreement, has engaged Impax as the investment sub-adviser to GEM under a sub-advisory agreement between Impax and PWM (the “Current Sub-Advisory Agreement”). PWM is responsible for, among other things, monitoring the performance of Impax and, subject to the approval of the Board, may terminate sub-advisers and identify and select new sub-advisers for the Funds.

The Current Sub-Advisory Agreement provides for its automatic termination upon termination of the Current Advisory Agreement, and accordingly, will automatically terminate along with the Current Advisory Agreement in connection with the Transaction. At its September 20, 2017 meeting, the Board approved a new sub-advisory agreement between Impax and PWM with respect to GEM.

In anticipation of the Transaction, shareholders of GEM are being asked to approve the New Sub-Advisory Agreement between Impax and PWM with respect to GEM. The New Sub-Advisory Agreement for GEM will have an initial term of two years and may be continued for successive one-year periods thereafter if approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. As with the New Advisory Agreements, the terms of the New Sub-Advisory Agreement for GEM will be identical to the terms of the Current Sub-Advisory Agreement for GEM, including with respect to services Impax is required to provide to GEM and the advisory fee rates paid by PWM to Impax, except for the date of effectiveness.

The Transaction is not expected to have a material effect on the management of GEM. Approval of this Proposal will allow GEM to continue to receive investment advisory and sub-advisory services from PWM and Impax, respectively. In addition, the Transaction is not expected to cause any reduction in the nature, extent or quality of services now provided to GEM or have any adverse effect on the Advisers’ or Impax’s ability to fulfill their obligations to the Funds under the New Advisory Agreement and New Sub-Advisory Agreement, respectively.

Information Regarding the Sub-Adviser

Impax serves as sub-adviser for GEM. Impax is authorized and regulated by the Financial Services Authority of the United Kingdom. It is a wholly-owned subsidiary of Impax Group plc, the shares of which are publicly traded on the Alternative Investment Market of the London Stock Exchange. Impax has principal offices at Norfolk House, 31 St. James’s Square, London, SW1Y 4JR, United Kingdom. As of December 31, 2016, Impax had approximately $6.3 billion in assets under management. Impax is the manager or sub-adviser of 26 funds that invest globally in the stocks of companies that are active in “green markets,” particularly in the alternative energy, energy efficiency, water infrastructure and technologies, pollution control, waste management and technologies and environmental support services sectors. Impax has been providing financial advisory services to companies in environmental markets since 1994 and has been providing sub-advisory services to GEM since 2008.

Current Sub-Advisory Agreement

The Current Sub-Advisory Agreement between Impax and PWM with respect to GEM was most recently approved by the Board at a meeting held on June 7-8, 2017. The date of the Current Sub-Advisory Agreement and the date on which it was last approved by shareholders is provided at Exhibit A.

Comparison of the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement

The terms of the New Sub-Advisory Agreement for GEM are identical to those of the Current Sub-Advisory Agreement for GEM, except for the date of effectiveness. There is no change in the advisory fee rate payable by PWM to Impax. In addition, no contractual expense limitation or reimbursement currently in effect for GEM will be affected by the replacement of the Current Sub-Advisory Agreement with the New Sub-Advisory Agreement. The New Sub-Advisory Agreement is expected to be effective upon shareholder approval and consummation of the Transaction (regardless of the order in which those events occur, although it is expected that the Meeting will take place prior to consummation of the Transaction). The New Sub-Advisory Agreement will have an initial term of two years and will continue in effect for successive one-year periods thereafter if its continuance is approved, on behalf of GEM, at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a summary of the principal terms of the Current Sub-Advisory Agreement, which are identical to those of the New Sub-Advisory Agreement, except for the date of effectiveness. The form of the New Sub-Advisory Agreement is attached hereto at Exhibit D.

Services. Impax makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board and the determination of PWM that the contemplated investments satisfy the sustainable investing criteria applied to GEM.

Compensation. In return for services rendered pursuant to the terms of the sub-advisory agreement, PWM will pay to Impax an advisory fee which shall be accrued daily and paid monthly, based on the Fund’s average daily net assets. The advisory fee rate for Impax under the Current Sub-Advisory Agreement and the fees paid by PWM to Impax during the most recent fiscal year are set forth at Exhibit A.

Limitation of Liability. In the absence of willful misfeasance, bad faith or gross negligence on the part of Impax, or reckless disregard of its obligations and duties under the sub-advisory agreement, Impax shall not be subject to any liability to GEM or to any shareholder of GEM, on account of the services Impax may render or fail to render under the sub-advisory agreement.

Continuance. The Current Sub-Advisory Agreement was originally effective upon execution and remained in full force and effect continuously thereafter. As described above, the New Sub-Advisory Agreement will be effective upon shareholder approval and consummation of the Transaction (regardless of the order in which those events occur, although it is expected that the Meeting will take place prior to consummation of the Transaction). The New Sub-Advisory Agreement will have an initial term of two years and may be continued for successive one-year periods thereafter if approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder.

Termination. The Current Sub-Advisory Agreement may be terminated with respect to GEM at any time by the Board or by vote of a majority of the outstanding voting securities of GEM upon 60 days’ written notice to Impax. The Current Sub-Advisory Agreement may be terminated by PWM: (i) upon 60 days’ written notice to Impax, (ii) upon material breach by Impax of any representations and warranties under the sub-advisory agreement, if such breach is not cured within 20 days after written notice of the breach, or (iii) immediately if, in the reasonable judgment of PWM, Impax becomes unable to discharge its duties and obligations under the sub-advisory agreement. Impax may terminate the sub-advisory agreement (i) upon 60 days’ written notice to PWM or (ii) upon material breach by PWM of any representations and warranties under the sub-advisory agreement, if such breach is not cured within 20 days after written notice of the breach. The Current Sub-Advisory Agreement will automatically terminate upon any assignment thereof or upon termination of the Current Trust I Advisory Agreement.

Approval of the New Sub-Advisory Agreement by the Board

At an in-person meeting of the Board held on September 20, 2017, at which a majority of Trustees, including a majority of the Independent Trustees, were present, the Board considered and unanimously approved the New Sub-Advisory Agreement for GEM. On the basis of the considerations discussed below, the Board unanimously concluded that the approval of the New Sub-Advisory Agreement would be in the best interests of GEM.

The Board is recommending to shareholders of GEM that they approve the New Sub-Advisory Agreement. The New Sub-Advisory Agreement would be effective upon shareholder approval and the consummation of the Transaction.

The Board of Trustees recommends that shareholders vote “FOR” Proposal 3.

BOARD CONSIDERATIONS IN APPROVING THE NEW ADVISORY AGREEMENTS AND
THE NEW SUB-ADVISORY AGREEMENT

At a meeting held on September 20, 2017, the Trustees, including a majority of the Independent Trustees, approved the New Advisory Agreements and recommended that shareholders of the Funds approve the New Advisory Agreements.  Also at the September Meeting, the Trustees, including a majority of the Independent Trustees, approved the New Sub-Advisory Agreement and recommended that shareholders of GEM approve the New Sub-Advisory Agreement (together with the New Advisory Agreements, the “New Agreements”).  The Trustees took such actions after discussion among themselves and with representatives of the Advisers and Impax of the information provided to them by the Advisers and Impax in connection with the Transaction at meetings held on May 25, 2017, June 6, 2017 and September 13-14, 2017.  The Independent Trustees were assisted in their evaluation of the New Agreements by independent legal counsel, from whom they received assistance and advice, including a review of the legal standards applicable to the consideration of advisory arrangements, and with whom they met separately from management.

The Trustees noted that the Transaction is structured as a purchase by Impax of a majority of the ownership interests in PWM.  The Trustees, including the Independent Trustees, considered that the Transaction may be deemed to be an “assignment” of the Current Advisory Agreements and the Current Sub-Advisory Agreement (together, the “Current Agreements”), resulting in the automatic termination of such agreements under the 1940 Act upon the closing of the Transaction.  The Trustees considered that the New Agreements would permit the Advisers and Impax to continue to provide the same services to the Funds that they currently provide, on the same terms, following the Transaction.  The Trustees further considered management’s representation that the Transaction is not expected to have a material effect on the management of any Fund.

The Trustees, including the Independent Trustees, considered the potential impact of the Transaction on PWM, noting that PWM and Impax share a similar corporate culture and commitment to sustainable investing, and have a long history of working together on GEM.  The Trustees also considered the Transaction’s potential impact on the operations, personnel, organizational structure, capitalization and financial and other resources of the Advisers and Impax.  The Trustees considered statements made by representatives of the Advisers and Impax as to their expectations regarding the continuity of, and any anticipated changes to, the Advisers’ personnel following the Transaction, including Christopher Brown’s stated intention to retire from PWM effective December 31, 1017.  The Trustees considered the expected benefits to the Funds from the Transaction, including potential access to additional resources in investment management, research, operations, compliance, information technology, financial management, marketing and distribution.  The Trustees noted that the Transaction may better position the Advisers to attract institutional clients, which may ultimately benefit Fund shareholders by enabling PWM to further deepen its research and investment management resources.   The Trustees also considered that PWM and Impax have agreed to bear all costs associated with the Transaction, including the costs of obtaining shareholder approval of the New Agreements.

The Trustees, including the Independent Trustees, considered PWM’s and Impax’s compensation and retention programs, which may result in current and future portfolio managers of the Advisers having ownership interests in Impax.  The Trustees also considered the potential conflicts of interest that PWM would have in connection with its oversight of Impax, as well as in connection with PWM’s recommendations regarding the continuation of the sub-advisory agreement with Impax, with respect to GEM.

The Trustees, including the Independent Trustees, noted that the Transaction is not expected to cause any reduction in the nature, extent or quality of services now provided to any of the Funds or to have any adverse effect on the Advisers’ or Impax’s ability to fulfill their obligations to the Funds under the New Advisory Agreements and the New Sub-Advisory Agreement, respectively.  The Trustees concluded that providing for the continued management of the Funds by the Advisers and Impax, as applicable, following the Transaction would benefit the Funds.

The Trustees, including the Independent Trustees, also took into account their deliberations and conclusions in connection with their recent approval of the Current Agreements, including with respect to (i) the nature, extent and quality of the Advisers’ and Impax’s services; (ii) the investment performance of each Fund; (iii) the advisory fees paid by each Fund to the relevant Adviser and the sub-advisory fee paid by PWM to Impax relative to each Fund’s Broadridge peer group (or, for GEM, relative to a peer group identified by PWM as emphasizing clean technology investments); (iv) the costs of the services provided by each Adviser and the estimated profitability of each Adviser’s relationship with the relevant Trust; (v) the direct and indirect benefits to PWM and Impax from their relationships with the respective Funds, including reputational and other “fall out” benefits; and (vi) the extent to which the Advisers and Impax, as applicable, may realize economies of scale or other efficiencies in managing and supporting the Funds.  The Trustees noted that they had approved the continuation of the Current Agreements for the Funds at their June 7-8, 2017 meeting (the “June Meeting”), after evaluating materials provided in connection with the contract review process at their March and June 2017 meetings.  Appendix C contains a further description of the process followed, information reviewed and material factors considered by the Trustees in approving the continuation of the Current Agreements at the June Meeting.

Based on the foregoing and other relevant considerations, the Trustees, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Funds.  The Trustees, including a majority of the Independent Trustees, also voted to approve the New Sub-Advisory Agreement and to recommend approval of the New Sub-Advisory Agreement by shareholders of GEM.  Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that approval of the New Agreements would be in the best interests of shareholders of each Fund.

OTHER INFORMATION

Information About Other Service Providers

ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203 (the “Distributor”), serves as the principal underwriter of the Funds’ shares pursuant to a distribution contract with each Trust. The Distributor has no obligation to buy the Fund’s shares, and purchases the Fund’s shares only upon receipt of orders from authorized financial services firms or investors.

Affiliated Brokerage

The Funds have no Affiliated Brokers and therefore did not pay any commissions to Affiliated Brokers (i.e., a broker that is an affiliated person of the Fund; that is an affiliated person of such person; or an affiliated person of which is an affiliated person of the Fund or a Fund’s investment adviser or principal underwriter) during the fiscal year ended December 31, 2016.

Payment of Expenses

PWM and Impax will be responsible for the costs of the Meeting and any adjourned or postponed session, including the costs of retaining Computershare, preparing and mailing the notice, proxy statement, and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients.

Outstanding Shares and Beneficial Ownership of Shares

All shareholders of record as of the Record Date are entitled to one vote for each share held on that date and to fractional votes for any fractional shares held on that date. The table at Exhibit E lists for each Fund the total number of shares outstanding as of the Record Date, for each class of a Fund’s shares entitled to vote at the Meeting.

The table in Exhibit F lists each holder of more than 5% of any class of shares of each Fund as of the Record Date. The Trustees and officers of the Trusts, together as a group, beneficially owned less than 1% of the outstanding shares of any class of shares of a Fund as of December 31, 2016.

Annual and Semi-Annual Report to Shareholders

For a free copy of the Funds’ annual report for the fiscal year ended December 31, 2016 or the Funds’ semi-annual report for the six-month period ended June 30, 2017, shareholders may call (800) 372-7827, write to the Funds at: P.O. Box 9824, Providence, RI 02940-8024, or visit the Funds’ website at www.paxworld.com.

Submission of Shareholder Proposals

The Trusts are organized as open-end management investment companies under the laws of the Commonwealth of Massachusetts. As such, the Trusts are not required to, and do not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of each Trust. Shareholders of the Funds who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in a Fund’s proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

Required Vote

To be approved with respect to a particular Fund, each Proposal must be approved by the affirmative “vote of a majority of the outstanding voting securities” of that Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the affirmative vote of the lesser of (i) 67% or more of the voting securities of a Fund entitled to vote on the proposal present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on the proposal. Shareholders of each Fund vote together as a single class. The approval of Proposal 3 by shareholders of GEM is not contingent upon the approval of Proposal 1 as it relates to GEM. If the shareholders of a Fund do not approve the New Advisory Agreements or the New Sub-Advisory Agreement with respect to that Fund, the Board will take such further action with respect to that Fund as they may deem to be in the interest of the Fund.

Voting and Other Matters

If you wish to participate in the Meeting, you may submit the proxy card included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by Internet, by telephone or in person. At any time before the Meeting, you may change your vote, even though a proxy has already been returned, by written notice to the relevant Trust or by submitting a subsequent proxy, by mail, by Internet, by telephone or by voting in person at the Meeting. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the proxy solicitor, Computershare, toll-free at [(XXX) XXX-XXXX]. The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers of the Trusts, who will receive no compensation therefor in addition to their regular compensation for these services. The costs of the solicitation of proxies and the costs of holding the Meeting will be borne by PWM and Impax. All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on an executed proxy card, it will be voted FOR the matters specified on the proxy card.

If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it to the inspector of elections at the Meeting. Thirty percent (30%) of the shares of a Fund or the Trust as a whole entitled to vote constitutes a quorum of a Fund or the Trust as a whole, respectively.

For purposes of determining the presence of a quorum, abstentions or “broker non-votes” (i.e., shares held of record by a financial intermediary, such as a broker, or nominee, typically in “street name,” as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as present. A quorum of shareholders of a Fund is required to take action at the Meeting on Proposals affecting such Fund.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a Proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the Proposals referred to above prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy, whether or not a quorum is present. The persons named as proxies will vote those proxies that they are entitled to vote FOR such Proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST such Proposal, against such an adjournment. PWM and Impax will bear the cost of any additional solicitation or any adjourned sessions.

For all matters to be voted upon, an abstention or broker non-vote will not be considered a vote cast. Abstentions and broker non-votes will have the same effect as a vote against the Proposals in respect of each Fund entitled to vote thereon.

No business other than the matters described above are expected to come before the Meeting, but should any matter incident to the conduct of the Meeting or any question as to an adjournment of the Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment.

Communications to the Boards of Trustees may be addressed to the relevant Trust as follows: Board of Trustees, c/o John L. Liechty, Chairman of the Board, 30 Penhallow Street, Suite 400, Portsmouth, NH 03801; communications to an individual Trustee may be addressed to such member, 30 Penhallow Street, Suite 400, Portsmouth, NH 03801. A copy of all communications addressed to the Board of Trustees as a whole shall be provided to each member of the Board of Trustees. Each Trust reserves the right to amend this policy at any time and from time to time without prior notice to the shareholders.

Shareholders Sharing the Same Address

As permitted by law, only one copy of this Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trusts of their desire to receive multiple copies of the shareholder reports and proxy statements that the Trusts send. If you would like to receive an additional copy, please contact Computershare by calling toll-free at [(XXX) XXX-XXXX] or send your request to Computershare at [P.O. Box 43078, Providence, RI 02940-3078]. The Trusts will then promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trusts’ shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also make a request as indicated.

Principal Executive Officers and Directors

The following table sets forth the name and principal occupation of PWM’s and PEM’s principal executive officers and directors as well as each officer or Trustee of the Funds who is an officer, employee, director or shareholder of each of PWM and PEM. Certain of PWM’s principal executive officers also serve as Trustees or officers of the Trusts. The business address of each such officer and/or director of each of PWM and PEM is 30 Penhallow Street, Suite 400, Portsmouth, NH 03801.

Name	Position(s) Held With the Trust; Term of Office; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Officer/Director
Laurence A. Shadek[1]	Trust I: Trustee (since 2006)
Chief Executive Officer (2005-present) and President (2006-present) of PWM; Chief Executive Officer of PEM (2014-present); Trustee and Chief Executive Officer of Pax World Funds Trust II (2008-2014); member of the Boards of Directors of On Belay (2006-2011), Americans for Campaign Reform (2003- 2014) and Women Thrive Worldwide (2009-present); Co-Chair of the Leadership Group of the Women’s Empowerment Principles (2014-present).

Joseph F. Keefe	Trust I: Trustee, Chief Executive Officer (since 2006) Trust III: Trustee, Chief Executive Officer (since 2013)
Chief Executive Officer (2005-present) and President (2006-present) of PWM; Chief Executive Officer of PEM (2014-present); Trustee and Chief Executive Officer of Pax World Funds Trust II (2008-2014); member of the Boards of Directors of On Belay (2006-2011), Americans for Campaign Reform (2003- 2014) and Women Thrive Worldwide (2009-present); Co-Chair of the Leadership Group of the Women’s Empowerment Principles (2014-present).

Sallie Krawcheck	Trust III: Trustee (since 2014)
Chair of PEM (2014-present); Chief Executive
Officer of Ellevest (2016-present); Owner, Ellevate
Network (2013-present); Director, 2U (2014-
present); Director, Motif Investing (2012-2014);
President, Bank of America Wealth Management
(2009-2011); Chief Executive Officer, Citi Wealth Management (2007-2008); Chief Financial Officer,
Citi (2005-2007); Chief Executive Officer, Smith
Barney (2002-2005); Chief Executive Officer,
Sanford C. Bernstein & Co. (2001-2002).

John Boese	Trust I: Chief Compliance Officer (since 2006) Trust III: Chief Compliance Officer (since 2013)	Chief Compliance Officer of PWM (2006-present) and of PEM (2014-present); Chief Compliance Officer of Pax World Funds Trust II (2008-2014).
Maureen Conley	Trust I: Secretary (since 2006) Trust III: Secretary (since 2013)	Senior Vice President of Shareholder Services/Operations (2005-present) for PWM; Secretary of Pax World Funds Trust II (2008-2014).
Alicia K. DuBois	Trust I: Treasurer (since 2006) Trust III: Treasurer (since 2013)	Chief Financial Officer for PWM (2006-present) and for PEM (2014-present); Treasurer for Pax World Funds Trust II (2008-2014).
Robert Silva	Trust I: Assistant Treasurer (Since 2015) Trust III: Assistant Treasurer (Since 2015)
Director of Fund Administration for PWM (2014-present) and for PEM (2014-present); Senior Vice President, Fund Accounting and Fund Administration, Huntington Asset Services, Inc. (September 2010 to August 2014); Treasurer and Chief Financial Officer, Unified Series Trust (June 2011 to August 2014); Treasurer and Chief Financial Officer, Capitol Series Trust (September 2013 to August 2014); Treasurer, The Huntington Funds Trust (November 2010 to November 2013); Treasurer, Huntington Strategy Shares (November 2010 to November 2013); Treasurer and Chief Financial Officer, Dreman Contrarian Funds (March 2011 to February 2013); Treasurer, Valued Advisers Trust (February 2013 to December 2013).

[1]	Upon consummation of the Transaction, Mr. Shadek intends to resign as an interested trustee of the Trust I Funds and as Chairman of PWM and PEM.

The following table sets forth the name and principal occupation of Impax’s principal executive officers and directors. The business address of each such officer and/or director of Impax is Norfolk House, 31 St. James’s Square, London, SW1Y 4JR, United Kingdom.

Name	Position Held with Impax
Keith Falconer	Chairman
Ian Simm	Chief Executive
Charlie Ridge	Chief Financial Officer
Bruce Jenkyn-Jones	Managing Director of Listed Equities
Peter Rossbach	Managing Director of Private Equity

EXHIBIT A

 INFORMATION REGARDING CURRENT ADVISORY AGREEMENTS

Fund Name	Date of Agreement	Date of Last Shareholder Approval	Purpose of Submission to Shareholders
Pax Balanced Fund
Pax Core Bond Fund
Pax High Yield Bond Fund
Pax Large Cap Fund
Pax Mid Cap Fund
Pax Small Cap Fund	April 27, 2017	December 13, 2016*	Initial Approval
Pax Global Environmental Markets Fund
Pax ESG Beta Quality Fund
Pax ESG Beta Dividend Fund
Pax MSCI EAFE ESG Leaders Index Fund
Pax Ellevate Global Women’s Index Fund	June 4, 2014	May 28, 2014	Initial Approval

*
The Current Trust I Advisory Agreement was recently approved by the initial shareholder of Pax Large Cap Fund, Pax Core Bond Fund, and Pax ESG Beta Dividend Fund, in connection with the launch of such Funds in December 2016.

The Funds pay an advisory fee to their respective Adviser at the following annual rates (expressed as a percentage of the average daily net assets of such Fund). The following table also shows the advisory fee paid to the Advisers by each Fund, after giving effect to any reimbursement or waiver by the Advisers, as applicable, for the year ended December 31, 2016.

Fund	Annual Rate	Aggregate Advisory Fees Paid
Pax Large Cap Fund[1]	0.65%	$283,565
Pax Mid Cap Fund[1]	0.75%	$938,887
Pax Small Cap Fund	0.75%	$4,765,306
Pax ESG Beta Quality Fund[2]	0.65%*	$1,384,180
Pax ESG Beta Dividend Fund[1]	0.65%*	$49,002
Pax MSCI EAFE ESG Leaders Index Fund	0.55%*	$2,574,091
Pax Global Women’s Index Fund	0.65%*	$645,392
Pax Global Environmental Markets Fund[3]	0.80%	$2,550,303
Pax Core Bond Fund[1]	0.40%	$130,828
Pax High Yield Bond Fund	0.50%	$1,974,071
Pax Balanced Fund[4]	0.05%*	$7,116,806

*
The management fee is a unified fee that includes all of the operating costs and expenses of the Fund (other than taxes, charges of governmental agencies, interest, brokerage commissions incurred in connection with portfolio transactions, distribution and/or service fees payable under a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, acquired fund fees and expenses and extraordinary expenses), including accounting expenses, administrator, transfer agent and custodian fees, legal fees and other expenses.

[1]	Pax Large Cap Fund, Pax ESG Beta Dividend Fund and Pax Core Bond Fund commenced operations on December 12, 2016. Pax Mid Cap Fund commenced operations on March 31, 2016.
[2]	The expense reimbursement for Pax ESG Beta Quality Fund was $49,125 for the period ended December 31, 2016.
[3]	The expense reimbursement for Pax Global Environmental Markets Fund was $141,275 for the period ended December 31, 2016.
[4]
Effective December 12, 2016, the management fee was restated (i.e., reduced from 0.50% to 0.05%) to reflect changes in Pax Balanced Fund’s investment advisory agreement. The fee waiver for Pax Balanced Fund was $1,796,652 for the period ended December 31, 2016.

A-1

INFORMATION REGARDING CURRENT SUB-ADVISORY AGREEMENT

Fund Name	Date of Agreement	Date of Last Shareholder Approval	Purpose of Submission to Shareholders
Pax Global Environmental Markets Fund	March 12, 2008	March 27, 2015	Initial Approval

PWM pays a sub-advisory fee to Impax equal to 0.40% per annum of the Pax Global Environmental Markets Fund’s average daily net assets. The amount of the sub-advisory fee paid by PWM to Impax for the Pax Environmental Markets Fund for the year ended December 31, 2016 is $1,244,159.2 Impax reimbursed PWM a total of $33,122 in 2016 for a portion of Pax Global Environmental Market Fund’s expense cap reimbursement.

[2]	Amount listed is net of reimbursements.

A-2

EXHIBIT B

 FORM OF NEW ADVISORY AGREEMENTS

FORM OF INVESTMENT ADVISORY CONTRACT FOR TRUST I

INVESTMENT ADVISORY CONTRACT

Investment Advisory Contract (this "Contract") dated as of _____ between PAX WORLD FUNDS SERIES TRUST I, a Massachusetts business trust (the “Trust”), and PAX WORLD MANAGEMENT LLC, a Delaware limited liability company (the “Manager”).

WITNESSETH:

That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.	SERVICES TO BE RENDERED BY THE MANAGER.

(a) The Manager, at its expense, will furnish continuously an investment program for each of Pax Balanced Fund, Pax ESG Beta Quality Fund, Pax High Yield Bond Fund, Pax Global Environmental Markets Fund, Pax Small Cap Fund, Pax Mid Cap Fund, Pax MSCI EAFE ESG Leaders Index Fund, Pax ESG Beta Dividend Fund, Pax Core Bond Fund and Pax Large Cap Fund (each a “Fund”), each a series of the Trust, will determine what investments shall be purchased, held, sold or exchanged by each Fund and what portion, if any, of the assets of each Fund shall be held uninvested and shall, on behalf of each Fund, make changes in such investments. Subject always to the control of the trustees of the Trust (collectively, the "Trustees"), the Manager will also manage, supervise and conduct the other affairs and business of each Fund, and matters incidental thereto. In the performance of its duties, the Manager will comply with the provisions of applicable law, the Agreement and Declaration of Trust and Bylaws of the Trust and the stated investment objectives and policies of each Fund, and will use its best efforts to safeguard and promote the welfare of each Fund and to comply with other policies which the Trustees may from time to time determine and shall exercise the same care and diligence expected of the Trustees.

(b) The Manager, at its expense, will furnish (1) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully; (2) suitable office space for each Fund; and (3) all necessary administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the affairs of each Fund, including determination of each Fund’s net asset value, but excluding shareholder accounting services. Except as otherwise provided in Section 1(d), the Manager will pay the compensation, if any, of the officers of each Fund carrying out the investment management and related duties provided by this Contract.

(c) The Manager, at its expense, shall place all orders for the purchase and sale of portfolio investments for each Fund’s account with brokers or dealers selected by the Manager. In the selection of such brokers or dealers and the placing of such orders, the Manager shall use its best efforts to obtain for each Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for each Fund the most favorable price and execution available, the Manager, bearing in mind the relevant Fund’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Fund and to other clients of the Manager as to which the Manager exercises investment discretion.

(d) Each Fund will pay the fees, if any, of the Trustees.

(e) The Manager shall not be obligated to pay any expenses of or for a Fund not expressly assumed by the Manager pursuant to this Section 1 other than as provided in Section 4.

2.	OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, director, officer or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Fund. It is also understood that the Manager and any person controlled by or under common control with the Manager have and may have advisory, management, service or other contracts with other organizations and persons, and may have other interests and business.

3.	COMPENSATION TO BE PAID BY EACH FUND TO THE MANAGER.

Each Fund will pay to the Manager, as compensation for the Manager’s services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to paragraphs (a), (b) and (c) of Section 1, a fee as described in SCHEDULE A.

In the event that expenses of a Fund for any fiscal year should exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer or sale, the compensation due the Manager for such fiscal year shall be reduced by the amount of excess by a reduction or refund thereof. In the event that the expenses of a Fund exceed any expense limitation which the Manager may, by written notice to the Fund, voluntarily declare to be effective subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager shall be reduced, and, if necessary, the Manager shall assume expenses of the Fund to the extent required by the terms and conditions of such expense limitation.

4.	ADDITIONAL SERVICES, EXPENSES, ETC.

For all Funds other than the Pax MSCI EAFE ESG Leaders Index Fund, the Manager shall bear the expenses for each Fund as described below (excluding all taxes and charges of governmental agencies and brokerage commissions incurred in connection with portfolio transactions): (i) with respect to Individual Investor Class shares of each of Pax Balanced Fund, Pax ESG Beta Quality Fund and Pax High Yield Bond Fund, the expenses that exceed, on a per annum basis, one and one-half percent (1.50%) of the average daily net asset value of such class of such Fund, and (ii) with respect to Institutional Class shares of Pax High Yield Bond Fund, the expenses that exceed, on a per annum basis, one and fifteen-hundredths percent (1.15%) of the average daily net asset value of such class. Such expenses include: (a) the reimbursement of organizational expenses; (b) fees paid to unaffiliated Trustees; (c) the commissions and/or fees of such Fund’s custodian, distributor, registrar, transfer and dividend disbursing agent, independent registered public accounting firm and legal counsel; and (d) expenses related to shareholder communications, including all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing Fund share certificates, reports, notices, proxy statements and prospectuses to Fund shareholders and Trustees.

For Pax Balanced Fund, Pax ESG Beta Dividend Fund, Pax ESG Beta Quality Fund and Pax MSCI EAFE ESG Leaders Index Fund, the Manager shall pay all of the operating costs and expenses of the Fund (other than charges of governmental agencies, interest incurred on borrowing by the Fund, if any, portfolio transaction expenses, taxes (other than transfer taxes), fees and expenses under any plan adopted in accordance with Rule 12b-1 under he Investment Company Act of 1940 and the rules and regulations thereunder (the “1940 Act”) and extraordinary expenses, which shall be paid by the Trust), including but not limited to custodian fees, transfer agent fees, administrative fees and expenses, accounting expenses, Fund legal fees, any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering or qualifying shares for sale, transfer taxes, all expenses of preparing the registration statement and prospectus with respect to the Fund, and the cost of printing and delivering to shareholders prospectuses and reports, all officer salaries and officer expenses, rent and ordinary office expenses of suitable office space, the expenses of all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully, and all necessary administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the affairs of the Fund, including the determination of the Fund’s net asset value.

5.	ASSIGNMENT TERMINATES THIS CONTRACT.

This Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment.

6.	EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

This Contract shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 5) until terminated as follows:

(a) Either party hereto may at any time terminate this Contract by not more than sixty days’ nor less than thirty days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

(b) If (i) the Trustees, or the shareholders of a Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Trustees who are not interested persons of the Fund or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Contract, then this Contract shall automatically terminate with respect to such Fund at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later.

Action by a Fund under clause (a) above may be taken either (i) by vote of a majority of the Trustees or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

Termination of this Contract pursuant to this Section 6 will be without the payment of any penalty.

7.	CERTAIN DEFINITIONS.

For the purposes of this Contract, the “affirmative vote of a majority of the outstanding shares of a Fund” means the affirmative vote, at a duly called and held meeting of shareholders of the Fund, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

For the purposes of this Contract, the terms “affiliated person”, “control”, “interested person” and “assignment” shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act; the term “specifically approve at least annually” shall be construed in a manner consistent with the 1940 Act; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934 and the rules and regulations thereunder.

8.	NON-LIABILITY OF THE MANAGER.

The Manager shall give each Fund the benefit of its best judgment and efforts in rendering the services set forth herein. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to a Fund or to any shareholder of a Fund, for any act or omission in the course of, or connected with, rendering services hereunder.

9.	LIMITATION OF LIABILITY OF THE TRUSTEES, OFFICERS, AND SHAREHOLDERS.

A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this Contract is executed on behalf of the Trustees as trustees of the Trust and not individually and that the obligations of or arising out of this Contract are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the relevant Fund.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, PAX WORLD FUNDS SERIES TRUST I and PAX WORLD MANAGEMENT LLC have each caused this Contract to be signed in duplicate in its behalf by its President or a Vice President thereunto duly authorized, all as of the day and year first above written.

PAX WORLD FUNDS SERIES TRUST I

By:
Name:
Title:

PAX WORLD MANAGEMENT LLC

By:
Name:
Title:

SCHEDULE A

Fee Schedule

Pax Balanced Fund

For services rendered as described in this Contract, Pax Balanced Fund shall pay the Manager a fee, computed and paid monthly, at the annual rate of 0.05% of average net asset value of the Fund.

Pax ESG Beta Quality Fund

For services rendered as described in this Contract, Pax ESG Beta Quality Fund shall pay the Manager a fee, computed and paid monthly, at the annual rate of 0.65% of average net asset value of the Fund.

Pax High Yield Bond Fund

For services rendered as described in this Contract, Pax High Yield Bond Fund shall pay the Manager a fee, computed and paid monthly at the annual rate 0.50% of average net asset value of the Fund.

Pax Global Environmental Markets Fund

For services rendered as described in this Contract, Pax Global Environmental Markets Fund shall pay the Manager a fee, computed and paid monthly, at the annual rate of 0.80% of average net asset value of the Fund.

Pax Small Cap Fund

For services rendered as described in this Contract, Pax Small Cap Fund shall pay the Manager a fee, computed and paid monthly, at the annual rate of 0.75% of average net asset value of the Fund.

Pax Mid Cap Fund

For services rendered as described in this Contract, Pax Mid Cap Fund shall pay the Manager a fee, computed and paid monthly, at the annual rate of 0.75% of average net asset value of the Fund.

Pax MSCI EAFE ESG Leaders Index Fund

For services rendered as described in this Contract, Pax MSCI EAFE ESG Leaders Index Fund shall pay the Manager a fee, computed and paid monthly, at the annual rate of 0.55% of average net asset value of the Fund.

Pax ESG Beta Dividend Fund

For services rendered as described in this Contract, Pax ESG Beta Dividend Fund shall pay the Manager a fee, computed and paid monthly, at the annual rate of 0.65% of average net asset value of the Fund.

Pax Core Bond Fund

For services rendered as described in this Contract, Pax Core Bond Fund shall pay the Manager a fee, computed and paid monthly, at the annual rate of 0.40% of average net asset value of the Fund.

Pax Large Cap Fund

For services rendered as described in this Contract, Pax Core Bond Fund shall pay the Manager a fee, computed and paid monthly, at the annual rate of 0.65% of average net asset value of the Fund.

Fee Calculation

Such average net asset value shall be determined by taking an average of all of the determinations of such net asset value during such month at the close of business on each business day during such month while this Contract is in effect. Such fee shall be payable for each month within 15 days after the end of such month and shall commence accruing as of the date of the initial issuance of shares of each Fund to the public.

If the Manager shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

FORM OF INVESTMENT ADVISORY CONTRACT FOR TRUST III

INVESTMENT ADVISORY CONTRACT

Investment Advisory Contract (this "Contract") dated as of _____ between PAX WORLD FUNDS SERIES TRUST III, a Massachusetts business trust (the “Trust”), on behalf of its Pax Ellevate Global Women’s Index Fund (the “Fund”), and PAX ELLEVATE MANAGEMENT LLC, a Delaware limited liability company (the “Manager”).

WITNESSETH:

That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.	SERVICES TO BE RENDERED BY THE MANAGER.

(a) The Manager, at its expense, will furnish continuously an investment program for the Fund, will determine what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held uninvested and will, on behalf the Fund, make changes in such investments. Subject always to the control of the trustees of the Trust (collectively, the "Trustees"), the Manager will also manage, supervise and conduct the other affairs and business of the Fund, and matters incidental thereto. In the performance of its duties, the Manager will comply with the provisions of applicable law, the Agreement and Declaration of Trust and Bylaws of the Trust and the stated investment objectives and policies of the Fund, and will use its best efforts to safeguard and promote the welfare of the Fund and to comply with other policies which the Trustees may from time to time determine and shall exercise the same care and diligence expected of the Trustees.

(b)  The Manager shall pay all of the operating costs and expenses of the Fund (other than those described in Section 1(d) below, which shall be paid by the Trust), including but not limited to custodian fees, transfer agent fees, administrative fees and expenses, accounting expenses, Fund legal fees, any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering or qualifying shares for sale, transfer taxes, all expenses of preparing the Trust’s registration statement and prospectus, and the cost of printing and delivering to shareholders prospectuses and reports, all officer salaries and officer expenses, rent and ordinary office expenses of suitable office space, the expenses of all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully, and all necessary administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the affairs of each Fund, including the determination of the Fund’s net asset value.

(c) The Manager, at its expense, shall place all orders for the purchase and sale of portfolio investments for the Fund’s account with brokers or dealers selected by the Manager. In the selection of such brokers or dealers and the placing of such orders, the Manager shall use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Manager, bearing in mind the Fund’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Fund and to other clients of the Manager as to which the Manager exercises investment discretion.

(d) The Fund shall not be required to pay any expenses of the Fund other than the following: charges of governmental agencies, interest incurred on borrowing by the Fund, if any, portfolio transaction expenses, taxes (other than transfer taxes contemplated by Section 1(b) above), fees and expenses under any plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and extraordinary expenses of the Fund.

2.	OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, director, officer or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlling, controlled by or under common control with the Manager may have an interest in the Fund. It is also understood that the Manager and any person controlled by or under common control with the Manager have and may have advisory, management, service or other contracts with other organizations and persons, and may have other interests and business.

3.	COMPENSATION TO BE PAID BY THE FUND TO THE MANAGER.

The Fund will pay to the Manager, as compensation for the Manager’s services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to paragraphs (a), (b) and (c) of Section 1, a fee as described in SCHEDULE A hereto.

In the event that expenses of the Fund for any fiscal year should exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer or sale, the compensation due the Manager for such fiscal year shall be reduced by the amount of excess by a reduction or refund thereof. In the event that the expenses of the Fund exceed any expense limitation which the Manager may, by written notice to the Fund, voluntarily declare to be effective subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager shall be reduced, and, if necessary, the Manager shall assume expenses of the Fund to the extent required by the terms and conditions of such expense limitation.

4.	ASSIGNMENT TERMINATES THIS CONTRACT.

This Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment.

5.	EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

This Contract shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

(a) Either party hereto may at any time terminate this Contract with respect to the Fund by not more than sixty days’ nor less than thirty days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

(b) If (i) the Trustees, or the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Trustees who are not interested persons of the Fund, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Contract, then this Contract shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later.

Action by the Fund under clause (a) above may be taken either (i) by vote of a majority of the Trustees or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

Termination of this Contract pursuant to this Section 6 will be without the payment of any penalty.

6.	CERTAIN DEFINITIONS.

For the purposes of this Contract, the “affirmative vote of a majority of the outstanding shares of the Fund” means the affirmative vote, at a duly called and held meeting of shareholders of the Fund, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

For the purposes of this Contract, the terms “affiliated person”, “control”, “interested person” and “assignment” shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act; the term “specifically approve at least annually” shall be construed in a manner consistent with the 1940 Act; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934 and the rules and regulations thereunder.

7.	NON-LIABILITY OF THE MANAGER.

The Manager shall give the Fund the benefit of its best judgment and efforts in rendering the services set forth herein. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder.

8.	LIMITATION OF LIABILITY OF THE TRUSTEES, OFFICERS, AND SHAREHOLDERS.

A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this Contract is executed on behalf of the Trustees as trustees of the Trust and not individually and that the obligations of or arising out of this Contract are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, PAX WORLD FUNDS SERIES TRUST III and PAX ELLEVATE MANAGEMENT LLC have each caused this Contract to be signed in duplicate in its behalf by its President or a Vice President thereunto duly authorized, all as of the day and year first above written.

PAX WORLD FUNDS SERIES TRUST III

By:
Name:
Title:

PAX ELLEVATE MANAGEMENT LLC

By:
Name:
Title:

SCHEDULE A

Fee Schedule

Pax Ellevate Global Women’s Index Fund

For services rendered as described in this Contract, Pax Ellevate Global Women’s Index Fund shall pay the Manager a fee, computed and paid monthly, at the annual rate of 0.65% of the average net asset value of the Fund.

Fee Calculation

Such average net asset value shall be determined by taking an average of all of the determinations of such net asset value during such month at the close of business on each business day during such month while this Contract is in effect. Such fee shall be payable for each month within 15 days after the end of such month and shall commence accruing as of the date of the initial issuance of shares of each Fund to the public.

If the Manager shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

EXHIBIT C

BOARD OF TRUSTEES’ CONSIDERATION OF THE CURRENT ADVISORY AGREEMENTS AND THE CURRENT SUB-ADVSORY AGREEMENTS

Review Process. The Investment Company Act of 1940 (the “1940 Act”) requires that the Trustees of the Trusts request and evaluate, and that Pax World Management LLC (“PWM”) and Pax Ellevate Management LLC (“PEM”) (each, the “Adviser”, and collectively, the “Advisers”) furnish, such information as may reasonably be necessary for the Trustees of the Trusts to evaluate the terms of the relevant Trust’s Management Contracts. Similarly, the 1940 Act requires that the Trustees of Trust I request and evaluate, and that each of Impax Asset Management Ltd. (“Impax”) and Aperio Group, LLC (“Aperio”) (each a “Subadviser” and collectively, the “Subadvisers”) furnish, such information as may reasonably be necessary for the Trustees of Trust I to evaluate the terms of its respective subadvisory contract (each a “Subadvisory Contract” and collectively, the “Subadvisory Contracts”) among Trust I, PWM and such Subadviser. The Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Trusts (the “Independent Trustees”) met in person in March and June of 2017 for the purpose of considering the Management Contracts and each Subadvisory Contract (the “contract review meetings”). In addition, the Trustees of each Trust consider matters bearing on the relevant Trust and its investment management and other arrangements at their regular meetings throughout the year, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers and each Subadviser.

During the course of the contract review meetings, the Trustees met and discussed the Management Contracts and each Subadvisory Contract with representatives of the Advisers. The Independent Trustees were assisted in their evaluation of the Management Contracts and each Subadvisory Contract by independent legal counsel, from whom they received assistance and advice, including a written memorandum regarding the legal standards applicable to the consideration of advisory arrangements, and with whom they met separately from management. The Independent Trustees requested additional information, to which management responded.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, or given different weights to various factors in reaching their unanimous conclusion. The Trustees’ conclusions were based, in part, on their consideration of these arrangements during the course of the year and in prior years. The Trustees evaluated the information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Pax Fund; however, they also took into account the common interests of all the Pax Funds in their review.

Nature, Extent and Quality of Services. In considering the Management Contracts and each Subadvisory Contract, the Trustees, including the Independent Trustees, evaluated the nature, extent and quality of the advisory services provided to each Trust by the relevant Adviser and, with respect to Trust I, each Subadviser. They considered the terms of the relevant Management Contract and each Subadvisory Contract, as applicable, and received and considered information provided by management that described, among other matters:

•	the nature and scope of the advisory services provided to the Pax Funds and information regarding the experience, qualifications and adequacy of the personnel providing those services,

•	the investment program used by each Adviser and Subadviser to manage the Pax Funds,

•	possible conflicts of interest and fall-out benefits,

•	brokerage practices,

•	the compliance functions of each Adviser and Subadviser, and

•	financial results, assets under management and other information relating to the financial resources of each Adviser.

In addition to considering the Pax Funds’ investment performance (see below), the Trustees of each Trust considered, among other matters, the general oversight of the relevant Trust by its Adviser. They also took into account information concerning the investment philosophies and processes used by the Advisers and each Subadviser in managing the Pax Funds as well as their in-house investment and sustainable research capabilities. They also considered various investment resources available to the Advisers and each Subadviser, including research services acquired with “soft dollars” available to the Advisers and each Subadviser as a result of securities transactions effected for the Pax Funds.

The Trustees considered, among other matters, that each Adviser provides the relevant Trust with office space and personnel, and provides oversight and coordination of the Pax Funds’ third-party service providers. These services include accounting, bookkeeping, tax, legal, audit, custody and transfer agency services, and preparation of prospectuses, shareholder reports and other regulatory filings. They also took into account the Advisers’ compliance and operational functions, as well as the resources being devoted by the Advisers to such functions.

The Trustees concluded, within the context of their overall conclusions regarding the Management Contracts and each Subadvisory Contract, that the scope of the services provided to each Pax Fund under the relevant Management Contract, and to each Pax Fund by its applicable Subadviser, was consistent with such Fund’s operational requirements; that the Advisers have the capabilities, resources and personnel necessary to provide the advisory services currently required by each Pax Fund; and that, overall, the nature, extent and quality of the services provided by the Advisers to the relevant Trust, and each applicable Subadviser to each Pax Fund, were sufficient to warrant approval of the Management Contracts and each Subadvisory Contract.

Fund Performance. In connection with the contract review meetings, the Trustees, including the Independent Trustees, reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) regarding the total return investment performance of the Pax Funds, comparing each Pax Fund’s investment results with those of other mutual funds within their Broadridge peer group over the 1-, 3-, 5- and 10-year periods (to the extent the Pax Fund had been in existence) ended March 31, 2017. The Trustees, including the Independent Trustees, considered the extent to which the performance of each Pax Fund might be compared to that of other mutual funds that employ sustainable or socially responsible investing practices, but in light of the limited number of such funds pursuing investment strategies similar to those of the Pax Funds, determined that the broader peer groups identified by Broadridge may represent a more appropriate comparison. The Independent Trustees considered, in particular, that the Balanced Fund had outperformed its Broadridge performance universe average for the 3-year period, but had underperformed its performance universe for the 1-, 5-, and 10-year periods. The Independent Trustees also considered that the Balanced Fund’s performance relative to its performance universe had improved since the Fund was restructured in early 2015. The Trustees further considered PWM’s process for determining the Balanced Fund’s allocations between equities and fixed income and between U.S. and international investments as well as PWM’s belief that the services provided to the Balanced Fund, which invests in other Pax Funds, were not duplicative of services provided to such other Pax Funds. The Independent Trustees considered that each of the Large Cap Fund and ESG Beta Quality Fund had performed in line with its Broadridge performance universe average since inception and since a mandate change effective June 30, 2016, respectively. The Independent Trustees considered that each of the Small Cap Fund and MSCI EAFE ESG Leaders Index Fund had outperformed its Broadridge performance universe average for the 3- and 5-year periods and since inception, but had underperformed its performance universe average for the 1-year period. The Independent Trustees considered that the Mid Cap Fund had underperformed its Broadridge performance universe average for the 1-year period and since inception. The Independent Trustees considered that the Global Environmental Markets Fund had outperformed its Broadridge performance universe average for the 3- and 5-year periods, but had underperformed its performance universe average for the 1-year period and since inception. The Independent Trustees considered that the ESG Beta Dividend Fund had outperformed its Broadridge performance universe for the since inception period. The Independent Trustees considered that the Global Women’s Index Fund had outperformed its Broadridge performance universe average for the 3- and 5-year periods and since it was reorganized in 2014, but had underperformed its performance universe average for the 1-year period. The Trustees noted that the performance of the Global Women’s Index Fund for periods prior to its reorganization as a series of Trust III was that of the Global Women’s Equality Fund, which had followed a different investment strategy, and therefore may be of less relevance to an evaluation of PEM’s performance in managing the Global Women’s Index Fund. The Independent Trustees considered that the High Yield Bond Fund had outperformed its Broadridge performance universe average for the 1-year period, but had underperformed its performance universe average for the 3-, 5- and 10-year periods. The Independent Trustees also considered that shorter-term performance results for the High Yield Bond Fund had continued to improve under new management. The Independent Trustees considered that the Core Bond Fund had underperformed its Broadridge performance universe average for the since inception period. The Independent Trustees also considered the steps taken by the Adviser to improve the performance of the Pax Funds that had underperformed their peers and/or benchmarks over longer periods.

In addition to the information reviewed by the Trustees at the contract review meetings, the Trustees receive during the year detailed comparative performance information for each Pax Fund including performance relative to one or more selected securities indices or other benchmarks. The Trustees also considered the portfolio turnover rates of each Pax Fund.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Management Contracts and each Subadvisory Contract, that the relevant performance record and process in managing each Pax Fund were sufficient to support approval of the Management Contracts and each Subadvisory Contract.

Fees and Other Expenses. The Trustees, including the Independent Trustees, considered the advisory fees paid by each Pax Fund to the relevant Adviser, and the Trustees of Trust I, including the Independent Trustees, considered subadvisory fees paid to each Subadviser by PWM, as well as each Pax Fund’s distribution and service (Rule 12b-1) fees, “other expenses” and total expenses. In doing so, the Trustees reviewed both information provided by management and information prepared by Broadridge regarding the expenses of each Pax Fund relative to those of each Pax Fund’s Broadridge peer group (or, for the Global Environmental Markets Fund, relative to a peer group identified by PWM as emphasizing clean technology investments). The Independent Trustees considered that the total expenses of each of the Pax Funds (after giving effect to the expense reimbursements described below, if applicable), other than ESG Beta Quality, ESG Beta Dividend, MSCI EAFE ESG Leaders Index, Core Bond and High Yield Bond Funds, were below the median total expenses of its respective peer group. The Independent Trustees considered that the total expenses for each of the ESG Beta Quality Fund and the ESG Beta Dividend Fund were above average for, and equal to median total expenses of, its respective peer group. The Independent Trustees also considered that total expenses for each of the Core Bond Fund and High Yield Bond Fund were slightly above average for, though within the range of, its respective peer group. The Independent Trustees considered that the total expenses of the MSCI EAFE ESG Leaders Index Fund were thirteen basis points higher than its peer group. The Independent Trustees considered supplemental information demonstrating that the MSCI EAFE ESG Leaders Index Fund was priced below peer socially-responsible investing index funds and that its peer group’s average expenses were driven lower by large index funds sponsored by large, well-known sponsors. The Independent Trustees also considered that the management fees of all actively managed Pax Funds other than the Large Cap and the Core Bond Funds (after giving effect to the expense reimbursements described below, if applicable) were below their peer group average and median. In connection with their review, the Trustees of Trust I considered PWM’s agreement to reimburse the Global Environmental Markets Fund to the extent such Fund’s total operating expenses (other than interest, commissions, taxes, extraordinary expenses and acquired fund fees and expenses, if any) exceed a percentage of average daily net assets per annum of each share class as follows: 0.98% for Institutional Class shares, 1.23% for Individual Investor Class shares and 1.23% for Class A shares before December 31, 2018. The Independent Trustees also noted that, under the Management Contracts with respect to the MSCI EAFE ESG Leaders Index Fund, the ESG Beta Quality Fund, the ESG Beta Dividend Fund, the Balanced Fund and the Global Women’s Index Fund, the relevant Adviser was obligated to pay all of the operating costs and expenses of the Pax Fund (other than taxes, charges of governmental agencies, interest, brokerage commissions incurred in connection with portfolio transactions, distribution and/or service fees payable under a plan pursuant to Rule 12b-1 under the 1940 Act, acquired fund fees and expenses and extraordinary expenses), including accounting expenses, administrator, transfer agent and custodian fees, Fund legal fees and other expenses.

The Trustees of Trust I considered the expenses indirectly borne by the Balanced Fund through its investment in other funds (including funds advised by PWM), and the extent to which the services provided by PWM to such Fund afforded the Fund access to a more diversified investment portfolio than would otherwise have been practicable in light of the Pax Funds’ current asset levels. The Trustees of each Trust noted that the relevant Adviser, at the time of the contract review meetings, did not have a significant institutional advisory business outside of the Pax Funds, and considered the differences in the services provided and proposed to be provided to institutional clients and those provided to the Pax Funds, as well as differences in the advisory fees charged and proposed to be charged to such clients and those charged to the Pax Funds. The Trustees observed that the Pax Funds’ advisory fees and total expenses remained generally in line with those of other mutual funds identified by Broadridge (or, for the Global Environmental Markets Fund, PWM).

The Trustees, including the Independent Trustees, also considered that most of the Pax Funds, including the MSCI EAFE ESG Leaders Index Fund, are on the “Less Expenses” side of a 4-quadrant performance versus expenses summary, which is based on a 5-year period. The Trustees considered that the Mid Cap Fund, which had expenses within 1 bps of its Broadridge performance universe, was split between the “Less Return Less Expenses” quadrant and the “Less Return More Expenses” quadrant. The Trustees considered that the High Yield Bond Fund, which had underperformed over the 5-year period, was in the “Less Return More Expenses” quadrant. The Trustees also noted that the new Pax Funds, including the Large Cap Fund, the ESG Beta Dividend Fund and the Core Bond Fund, were excluded from the 4-quadrant performance versus expenses summary. Based on these observations, the Trustees concluded that the Pax Funds generally have lower expenses than their peers.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Management Contracts and each Subadvisory Contract, that the fees and expenses to be charged represented reasonable compensation to the Advisers and each Subadviser in light of the services provided. In coming to this conclusion, the Trustees took into account, among other factors, the fee waiver and reimbursement agreement described above.

Costs of Services Provided and Profitability. The Trustees of each Trust, including the Independent Trustees, reviewed information regarding the cost of services provided by each Adviser and the estimated profitability of each Adviser’s relationship with the relevant Trust, including a profitability report prepared by management detailing the costs of services provided to each Fund by the relevant Adviser, and the estimated profitability to PWM, for the year ended December 31, 2016, of its advisory relationship with each Fund, and the estimated profitability to PEM, for the year ended December 31, 2016, of its advisory relationship with the Global Women’s Index Fund. The Trustees recognized that each Adviser should, in the abstract, be entitled to earn a reasonable level of profit for the services provided to each Fund, and that it is difficult to make comparisons of profitability from mutual fund advisory contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about cost allocations and each Adviser’s capital structure and cost of capital. The Trustees of each Trust concluded that, taking all of the foregoing into account, they were satisfied that each Adviser’s level of profitability from its relationship with the relevant Trust was not excessive. The Trustees of Trust I did not consider the profitability of any Subadvisory Contract to the relevant Subadviser because the structure of each Subadvisory Contract is such that any profits to the applicable Subadviser reduce the profitability of PWM, and the fees payable under each Subadvisory Contract are the product of arm’s-length bargaining between the applicable Subadviser and PWM.

Possible Fall-Out Benefits. The Trustees of Trust I, including the Independent Trustees, considered information regarding the direct and indirect benefits to PWM and each Subadviser from their relationships with the respective Pax Funds, including reputational and other “fall out” benefits. During the course of the year, the Trustees of Trust I received presentations from PWM about its trading practices and brokerage arrangements, including its policies with respect to research provided in connection with trade execution for the relevant Pax Funds (soft dollar arrangements), and the Trustees of Trust I accepted the representation of PWM that it fulfills its fiduciary obligation of seeking best execution when engaging in portfolio transactions for the Pax Funds. The Trustees of Trust I considered the receipt of these benefits in light of PWM’s profitability, and concluded that such benefits were not excessive.

The Trustees of Trust III, including the Independent Trustees, considered information regarding the direct and indirect benefits to PEM from its relationship with the Global Women’s Index Fund, including reputational and other “fall out” benefits. The Trustees of Trust III considered the receipt of these benefits in light of PEM’s profitability, and concluded that such benefits were not excessive.

Possible Economies of Scale. The Trustees, including the Independent Trustees, considered the extent to which the Advisers and each Subadviser, as applicable, may realize economies of scale or other efficiencies in managing and supporting the Pax Funds. They noted that as assets increase, certain fixed costs may be spread across a larger asset base, and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Pax Funds, and not only in respect of a single Pax Fund. The Independent Trustees noted that PWM was still losing money on the Global Women’s Index Fund on a pre- and post- distribution basis and was losing money on a post-distribution basis on the High Yield Bond Fund and the MSCI EAFE ESG Leaders Index Fund. The Independent Trustees noted that many of the Pax Funds are small by industry standards, and that it was therefore not necessary to engage in more substantive discussions of possible breakpoints or other fee reductions at this time. The Trustees further noted the fee waiver and reimbursement agreement described above. Based on these observations, the Independent Trustees concluded that the Pax Funds’ overall fee arrangements represent an appropriate sharing at the present time between Pax Fund shareholders and the relevant Adviser and Subadviser (where applicable) of any economies of scale or other efficiencies in the management of each Pax Fund at current asset levels.

Conclusions. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees of each Trust, including the Independent Trustees, unanimously concluded that the continuation of the Management Contracts with respect to each Pax Fund and the continuation of the Subadvisory Contracts, was in the best interests of the Pax Funds and should be approved.

EXHIBIT D

 FORM OF NEW SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT

Agreement made as of the ___ day of _____, 20__, by and between Pax World Management LLC, a Delaware limited liability company (“Adviser”), and Impax Asset Management Ltd. (“Sub-Adviser”).

WHEREAS, Pax World Funds Series Trust I, a Massachusetts business trust (the “Trust”), is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Adviser has entered into an investment management agreement, as amended, (the “Management Agreement”) with the Trust, pursuant to which Adviser acts as investment adviser to the series of the Trust set forth on Schedule A attached hereto (the “Fund”), as such Schedule may be amended by mutual agreement of the parties hereto; and

WHEREAS, Adviser, with approval of the Trust, desires to retain Sub-Adviser to provide investment advisory services to the Fund, and Sub-Adviser is willing to render such investment advisory services.

NOW, THEREFORE, the parties, intending to be legally bound, agree as follows:

1.	Sub-Adviser’s Duties.

(a)
Portfolio Management. Subject to supervision by Adviser and the Trust’s Board of Trustees (the “Board”), Sub-Adviser shall manage the investment operations and a portion of the Fund’s assets which is allocated to Sub-Adviser from time to time by Adviser (which portion may include any or all of the Fund’s assets) (the “Assets”), including the purchase, retention, and disposition thereof, in accordance with the Fund’s investment objectives, policies, restrictions, and sustainability criteria (as set forth in the Fund’s Prospectus) and subject to the following understandings:

(i)
Investment Decisions. Sub-Adviser shall determine from time to time what investments and securities will be purchased, retained, or sold with respect to the Assets, and what portion of such Assets will be invested or held uninvested as cash. Such determinations shall always be made in accordance with the Fund’s sustainability criteria. Sub-Adviser is prohibited from consulting with any other sub-adviser of the Fund concerning transactions of the Fund in securities or other assets, other than for purposes of complying with the conditions of Rule 12d3- 1(a) or (b) under the 1940 Act.

(ii)
Investment Limits. In the performance of its duties and obligations under this Agreement, Sub-Adviser shall act in conformity with applicable limits and requirements, as amended from time to time, as set forth in the (A) Fund’s Prospectus and Statement of Additional Information (“SAI”), as currently in effect, to the extent provided to Sub-Adviser, including the sustainability criteria of the Fund; (B) instructions and directions of Adviser and of the Board; (C) requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, as applicable to the Fund, and all other applicable federal and state laws and regulations; and (D) the procedures and standards set forth in, or established in accordance with, the Management Agreement to the extent communicated to Sub-Adviser.

Notwithstanding the foregoing, Sub-Adviser shall not be responsible to Adviser or the Fund for the Fund’s investment adherence to a percentage restriction contained in the Fund’s investment objective(s) or investment restrictions as set forth in the Fund’s currently effective Prospectus and SAI with respect to the portion of the Fund’s assets which is not allocated to Sub-Adviser.

(iii)	Portfolio Transactions.

(A)
Trading. With respect to the securities and other investments to be purchased or sold for the Fund, Sub-Adviser shall place orders with or through such persons, brokers, dealers, or futures commission merchants as may be selected by Sub-Adviser; provided, however, that such orders shall be consistent with the brokerage policy set forth in the Fund’s Prospectus and SAI, or approved by the Board; conform with federal securities laws; and be consistent with seeking best execution. Within the framework of this policy, Sub-Adviser may, to the extent permitted by applicable law, consider the research provided by, and the financial responsibility of, brokers, dealers, or futures commission merchants who may effect, or be a party to, any such transaction or other transactions to which Sub-Adviser’s other clients may be a party.

(B)
Aggregation of Trades. On occasions when Sub-Adviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of Sub-Adviser, Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to seek best execution. In such event, Sub-Adviser will make allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(iv)
Records and Reports. Sub-Adviser (A) shall maintain such books and records as are required based on the services provided by Sub-Adviser pursuant to this Agreement under the 1940 Act, (B) shall render to the Board such periodic and special reports as the Board or Adviser may reasonably request in writing, and (C) shall meet with any persons at the request of Adviser or the Board for the purpose of reviewing Sub-Adviser’s performance under this Agreement at reasonable times and upon reasonable advance written notice.

(v)
Transaction Reports. On each business day, Sub-Adviser shall provide to the Fund’s custodian and the Fund’s administrator information relating to all transactions concerning the Assets and shall provide Adviser with such information upon Adviser’s request.

(b)
Compliance Program and Ongoing Certification(s). As requested, Sub-Adviser shall timely provide to Adviser: (i) information and commentary with respect to the Assets for the Fund’s annual and semi-annual reports, in a format approved by Adviser, and shall (A) certify that such information and commentary discuss the factors that materially affected the performance of the Assets under this Agreement, including the relevant market conditions and the investment techniques and strategies used, and do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information and commentary not misleading, and (B) provide additional certifications related to the Assets, upon reasonable request, in order to support the Fund’s filings on Form N-CSR and Form N-Q, and the Fund’s Principal Executive Officer’s and Principal Financial Officer’s certifications under Rule 30a-2 under the 1940 Act, thereon; (ii) a monthly sub-certification with respect to compliance matters related to Sub-Adviser and the Assets, in a format reasonably requested by Adviser, as it may be amended from time to time; and (iii) an annual certification from the Sub-Adviser’s Chief Compliance Officer, appointed under Rule 206(4)-7 under the Investment Advisers Act of 1940 (the “Advisers Act”), or his or her designee, with respect to the design and operation of Sub- Adviser’s compliance program, in a format reasonably requested by Adviser.

(c)
Maintenance of Records. Sub-Adviser shall timely furnish to Adviser all information relating to Sub-Adviser’s services hereunder which are needed by Adviser to maintain the books and records of the Fund required under the 1940 Act. Sub-Adviser shall maintain for the Fund the records required by paragraphs (b)(5), (b)(6), (b)(7), (b)(9), (b)(10) and (f) of Rule 31a-l under the 1940 Act and any additional records as agreed upon by Sub- Adviser and Adviser. Sub-Adviser agrees that all records which it maintains for the Fund are the property of the Fund and Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that Sub-Adviser may retain a copy of such records. Sub-Adviser further agrees to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1 (a) hereof.

(d)
Fidelity Bond and Code of Ethics. Sub-Adviser will provide the Fund with reasonable evidence that, with respect to its activities on behalf of the Fund, Sub-Adviser maintains (i) adequate fidelity bond insurance and (ii) an appropriate Code of Ethics and related reporting procedures.

(e)
Confidentiality. Sub-Adviser agrees that it shall exercise the same standard of care that it uses to protect its own confidential and proprietary information, but no less than reasonable care, to protect the confidentiality of the Portfolio Information. As used herein “Portfolio Information” means confidential and proprietary information of the Fund or Adviser that is received by Sub-Adviser in connection with this Agreement, including information with regard to the portfolio holdings and characteristics of the Assets under the terms of this Agreement. Sub-Adviser will restrict access to the Portfolio Information to those employees of Sub-Adviser who will use it only for the purpose of managing its portion of the Fund. The foregoing shall not prevent Sub- Adviser from disclosing Portfolio Information that is (1) publicly known or becomes publicly known through no unauthorized act, (2) rightfully received from a third party without obligation of confidentiality, (3) approved in writing by Adviser for disclosure, or (4) required to be disclosed pursuant to a requirement of a governmental agency or law so long as Sub-Adviser provides Adviser with prompt written notice of such requirement prior to any such disclosure.

2.
Adviser’s Duties. Adviser shall oversee and review Sub-Adviser’s performance of its duties under this Agreement. Adviser shall also retain direct portfolio management responsibility with respect to any assets of the Fund that are not allocated by it to the portfolio management of Sub-Adviser as provided in paragraph 1 (a) hereof or to any other sub-adviser. Adviser will periodically provide to Sub-Adviser a list of the affiliates of Adviser or the Fund (other than affiliates of Sub-Adviser) to which investment restrictions apply, and will specifically identify in writing (a) all publicly traded companies in which the Fund may invest, in accordance with the sustainability criteria of the Fund, and (b) any affiliated brokers and any restrictions that apply to the use of those brokers by the Fund.

3.
Documents Provided to Sub-Adviser. Adviser has delivered or will deliver to Sub- Adviser: (i) current copies and supplements thereto of the Fund’s Prospectus and SAI; and (ii) current copies of investment policies in connection with Sub-Adviser’s management of the Assets, including, but not limited to, the Fund’s brokerage policy, and will promptly deliver to it all future amendments and supplements, if any.

4.
Compensation of Sub-Adviser. Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement, which expenses shall not include brokerage fees or commissions in connection with the effectuation of securities transactions for the Fund. For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay to Sub-Adviser, effective from the date of this Agreement, a fee which shall be accrued daily and paid monthly, on or before the last business day of the next succeeding calendar month, based on the Assets under this Agreement at the annual rates as a percentage of such average daily net assets set forth in the attached Schedule A, which Schedule may be modified from time to time upon mutual written agreement of the parties to reflect changes in annual rates, subject to any approvals required by the 1940 Act. For the purpose of determining fees payable to Sub-Adviser, the value of the Fund’s average daily assets allocated to Sub-Adviser under this Agreement shall be computed at the times and in the manner specified in the Fund’s Prospectus or SAI as from time to time in effect. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion that such partial month bears to the full month in which such effectiveness or termination occurs.

5.
Liability of Sub-Adviser. Sub-Adviser agrees to perform faithfully the services required to be rendered by Sub-Adviser under this Agreement, but nothing herein contained shall make Sub-Adviser or any of its officers, partners, or employees liable for any loss sustained by the Fund or its officers, directors, or shareholders, Adviser, or any other person on account of the services which Sub-Adviser may render or fail to render under this Agreement; provided, however, that nothing herein shall protect Sub-Adviser against liability to the Fund or to any of its shareholders, to which Sub-Adviser would otherwise be subject, by reason of its willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement. Nothing in this Agreement shall protect Sub-Adviser from any liabilities that it may have under the Securities Act of 1933, as amended, (the “1933 Act”) or the 1940 Act. Sub-Adviser does not warrant that the Assets will achieve any particular rate of return or that its performance will match that of any benchmark index or other standard or objective.

6.	Representations of Sub-Adviser. Sub-Adviser represents and warrants as follows:

(a)
Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) shall have adopted, by the date the registration statement of the Fund becomes effective under the 1933 Act, written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, detect violations that have occurred, and correct promptly any violations that have occurred, and will provide promptly notice of any material violations relating to the Fund to Adviser; (v) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self- regulatory agency as necessary to be met in order to perform services contemplated by this Agreement; (vi) has the authority to enter into and perform the services contemplated by this Agreement; and (vii) will promptly notify Adviser of the occurrence of any event that would disqualify Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)
Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-l under the 1940 Act and will provide Adviser with a copy of the code of ethics. Within 60 days of the end of the last calendar quarter of each year that this Agreement is in effect, a duly authorized officer of Sub-Adviser shall certify to Adviser that Sub-Adviser has complied with the requirements of Rule 17j-l during the previous year and that there has been no material violation of Sub-Adviser’s code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation.

(c)
By the date the registration statement of the Fund becomes effective under the 1933 Act, Sub-Adviser shall have provided Adviser with a copy of its Form ADV Part II, which as of the date of this Agreement is its Form ADV Part II as most recently deemed to be filed with the Securities and Exchange Commission (“SEC”), and promptly will furnish a copy of all amendments thereto to Adviser.

(d)
Sub-Adviser will promptly notify Adviser of any changes in its Managing Partners or in the key personnel who are either the portfolio manager(s) responsible for managing the Assets or Sub-Adviser’s Chief Executive Officer or President, or if there is otherwise an actual or pending change in control (within the meaning of the 1940 Act) of Sub- Adviser.

(e)
Sub-Adviser agrees that neither it nor any of its affiliates will in any way refer directly or indirectly to its relationship with the Fund or Adviser, or any of their respective affiliates in offering, marketing, or other promotional materials without the prior written consent of Adviser.

7.	Representations of Adviser. Adviser represents and warrants as follows:

(a)
Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self- regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify Sub-Adviser of the occurrence of any event that would disqualify Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)
Adviser agrees that neither it nor any of its affiliates will in any way refer directly or indirectly to its relationship with Sub-Adviser, or any of its affiliates in offering, marketing, or other promotional materials without the prior written consent of Sub- Adviser, which consent shall not be unreasonably withheld.

8.	Liability and Indemnification.

(a)
Except as may otherwise be provided by the 1940 Act or any other federal securities law, Sub-Adviser, any of its affiliates, and any of the officers, partners, employees, consultants, or agents thereof shall not be liable for any losses, claims, damages, liabilities, or litigation (including legal and other expenses) incurred or suffered by the Fund, Adviser, or any affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) or controlling persons thereof (as described in Section 15 of the 1933 Act) (collectively, “Fund and Adviser Indemnitees”) as a result of any error of judgment or mistake of law by Sub-Adviser with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive, or limit the liability of Sub-Adviser for, and Sub-Adviser shall indemnify and hold harmless the Fund and Adviser Indemnitees against, any and all losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which any of the Fund and Adviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law, or otherwise arising out of: (i) any willful misconduct, bad faith, reckless disregard, or gross negligence of Sub-Adviser in the performance of any of its duties or obligations hereunder; (ii) any untrue statement of a material fact regarding Sub-Adviser contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact regarding Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon written information furnished to Adviser or the Fund by the Sub-Adviser Indemnitees (as defined below) for use therein; or (iii) any violation of federal or state statutes or regulations by Sub-Adviser. It is further understood and agreed that Sub-Adviser may rely upon information furnished to it by Adviser that it reasonably believes to be accurate and reliable. The federal securities laws impose liabilities in certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver of limitation of any rights which Adviser may have under any securities laws.

(b)
Except as may otherwise be provided by the 1940 Act or any other federal securities law, Adviser and the Fund shall not be liable for any losses, claims, damages, liabilities, or litigation (including legal and other expenses) incurred or suffered by Sub-Adviser or any of its affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) or controlling persons thereof (as described in Section 15 of the 1933 Act) (collectively, “Sub-Adviser Indemnitees”) as a result of any error of judgment or mistake of law by Adviser with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive, or limit the liability of Adviser for, and Adviser shall indemnify and hold harmless the Sub-Adviser Indemnitees against any and all losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law, or otherwise arising out of: (i) any willful misconduct, bad faith, reckless disregard, or gross negligence of Adviser in the performance of any of its duties or obligations hereunder; any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact regarding Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon written information furnished to Sub-Adviser by the Fund and Adviser Indemnitees for use therein; or (iii) any violation of federal or state statutes or regulations by Adviser or the Fund. The federal securities laws impose liabilities in certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver of limitation of any rights which Sub-Adviser may have under any securities laws.

(c)
After receipt by Adviser or Sub-Adviser, its affiliates, or any officer, director, employee, or agent of any of the foregoing, entitled to indemnification as stated in (a) or (b) above (“Indemnified Party”) of notice of the commencement of any action, if a claim in respect thereof is to be made against any person obligated to provide indemnification under this section (“Indemnifying Party”), such Indemnified Party shall notify the Indemnifying Party in writing of the commencement thereof as soon as practicable after the summons or other first written notification giving information about the nature of the claim that has been served upon the Indemnified Party; provided that the failure to so notify the Indemnifying Party will not relieve the Indemnifying Party from any liability under this section, except to the extent that such Indemnifying Party is damaged as a result of the failure to give such notice. The Indemnifying Party, upon the request of the Indemnified Party, shall retain counsel satisfactory to the Indemnified Party to represent the Indemnified Party in the proceeding, and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (1) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel, or (2) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation by both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment.

9.	Duration and Termination.

(a)
Unless sooner terminated as provided herein, this Agreement shall continue in effect for a period of more than two years from the date written above only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act and the rules thereunder or any applicable exemption therefrom; provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Board members who are not parties to this Agreement or interested persons (as defined in the 1940 Act of any such party, and (ii) by the Board or by a vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

(b)
Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund upon 60 days’ written notice to Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by Adviser: (i) upon 60 days’ written notice to Sub-Adviser; (ii) upon material breach by Sub-Adviser of any representations and warranties set forth in this Agreement, if such breach has not been cured within 20 days after written notice of such breach; or (iii) immediately if, in the reasonable judgment of Adviser, Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as the insolvency of Sub-Adviser or other circumstances that could adversely affect the Fund. Sub-Adviser may terminate this Agreement at any time, without payment of any penalty, (1) upon 60 days’ written notice to Adviser; or (2) upon material breach by Adviser of any representations and warranties set forth in the Agreement, if such breach has not been cured within 20 days after written notice of such breach. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

(c)
In the event of termination of the Agreement, those paragraphs of the Agreement which govern conduct of the parties’ future interactions with respect to the Sub-Adviser having provided investment management services to the Fund for the duration of the Agreement, paragraphs 1(c), 1(e), 5, 8(a), 8(b), 8(c), 15, 17, and 18, shall survive such termination of the Agreement.

10.
Sub-Adviser’s Services Are Not Exclusive. Nothing in this Agreement shall limit or restrict the right of Sub-Adviser or any of its partners, officers, or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, or limit or restrict Sub-Adviser’s right to engage in any other business or to render services of any kind to any persons, including, but not limited to, other mutual funds, corporations, firms, individuals, or associations.

11.
References to Sub-Adviser. During the term of this Agreement, Adviser agrees to furnish to Sub-Adviser at its principal office all Prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to sales personnel, shareholders of the Fund or the public, which refer to Sub-Adviser or its clients in any way, prior to use thereof and not to use such material if Sub-Adviser reasonably objects in writing five business days (or such other time as may be mutually agreed upon) after receipt thereof. Sales literature may be furnished to Sub-Adviser hereunder by first-class or overnight mail, electronic or facsimile transmission, or hand delivery.

12.
Notices. Any notice, advice or report to be given under this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail by the party giving notice to the other party as provided below or to another address furnished in writing by the other party.

Sub-Adviser:

Impax Asset Management Limited
FAO: The Chief Executive
Norfolk House
31 St. James Square
London, SW1Y 4JR
United Kingdom
Fax: 011 44 20 7434 1123

with a copy to: “The Group General Counsel” at the above address.

Adviser:

Joe Keefe, CEO
Pax World Management LLC
30 Penhallow Street, Suite 400
Portsmouth, NH 03801
Fax-603-431-9175

with a copy to:

John Boese, CCO
Pax World Management LLC
30 Penhallow Street, Suite 400
Portsmouth, NH 03801
Fax-603-431-9175

13.
Amendments. This Agreement may be amended by mutual agreement in writing, subject to approval by the Board and the Fund’s shareholders to the extent required by the 1940 Act and the rules thereunder or any applicable exemption therefrom.

14.	Assignment. No assignment of this Agreement (as defined in the 1940 Act) shall be made by Sub-Adviser without the prior written consent of the Fund and Adviser.

Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers, or employees of Adviser or Sub-Adviser except as may be provided to the contrary in the 1940 Act or the rules and regulations thereunder.

15.
Governing Law. This Agreement, and, in the event of termination of the Agreement, those paragraphs that survive such termination of the Agreement under paragraph 9, shall be governed by the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof, or any applicable provisions of the 1940 Act. To the extent that the laws of the State of New Hampshire, or any of the provision of this Agreement, conflict with applicable provisions of the 1940 Act, the latter shall control.

16.	Entire Agreement. This Agreement embodies the entire agreement and understanding among the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof.

17.
Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement and, in the event of termination of the Agreement, those paragraphs that survive such termination of the Agreement under paragraph 9, shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

18.
Interpretation. Any questions of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision in the 1940 Act and to interpretation thereof, if any, by the federal courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order.

19.	Headings. The headings in this Agreement are intended solely as a convenience and are not intended to modify any other provision herein.

20.
Authorization. Each of the parties represents and warrants that the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action by such party and when so executed and delivered, this Agreement will be the valid and binding obligation of such party in accordance with its terms.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

Pax World Management LLC	Impax Asset Management Ltd.

By	By

Name	Name

Title	Title

SCHEDULE A

 to the

Sub-Advisory Agreement

 between

Pax World Management LLC
and
 Impax Asset Management Ltd.

Pursuant to Paragraph 4, Adviser shall pay Sub-Adviser compensation at an annual rate applied to the Assets, accrued daily and paid monthly, as follows:

Pax World Funds Series Trust I

Pax World Global Environmental Markets Fund	0.40%

Agreed and Accepted:

Pax World Management LLC	Impax Asset Management Ltd.

By:	By:

Name:	Name:

Title:	Title:

EXHIBIT E

 OUTSTANDING SHARES [TO BE UPDATED]

As of the Record Date, the total number of shares outstanding for each Fund is set forth in the table below:

Fund Name	Individual Investor Class	Institutional Class	Class A
Pax Balanced Fund
Pax Core Bond Fund
Pax High Yield Bond Fund
Pax Large Cap Fund
Pax Mid Cap Fund
Pax Small Cap Fund
Pax Global Environmental Markets Fund
Pax ESG Beta Quality Fund
Pax ESG Beta Dividend Fund
Pax MSCI EAFE ESG Leaders Index Fund
Pax Ellevate Global Women’s Index Fund

E-1

EXHIBIT F

 BENEFICIAL OWNERSHIP OF SHARES [TO BE UPDATED]

As of the Record Date, the following persons owned, of record and beneficially (unless otherwise indicated), 5% or more of a class of each Fund’s outstanding shares.

PAX BALANCED FUND

Share Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]

PAX CORE BOND FUND

Share Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]

PAX HIGH YIELD BOND FUND

Share Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]

PAX LARGE CAP FUND

Share Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]

PAX MID CAP FUND

Share Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]

F-1

PAX SMALL CAP FUND

Share Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]

PAX GLOBAL ENVIRONMENTAL MARKETS FUND

Share Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]

PAX ESG BETA QUALITY FUND

Share Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]

PAX ESG BETA DIVIDEND FUND

Share Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]

PAX MSCI EAFE ESG LEADERS INDEX FUND

Share Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]

PAX ELLEVATE GLOBAL WOMEN’S INDEX FUND

Share Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]

The information as to beneficial ownership is based on statements furnished to the Fund by the Trustees, and/or on the records of the Trusts’ transfer agent.

F-2

The undersigned shareholder of the Fund or Funds named below hereby appoints Joseph F. Keefe and John A. Boese, and each of them, as proxies of the undersigned, with full power of substitution, to represent the undersigned at the Joint Special Meeting of Shareholders of the Funds to be held at 30 Penhallow Street, Suite 400, Portsmouth, New Hampshire 03801 on December 19, 2017, at 3:00 pm, Eastern Time and at all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and powers thereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting, and vote and act on any other matter which may properly come before the meeting, in their discretion. The undersigned acknowledges receipt of the notice of the meeting and the Proxy Statement, which describes in further detail the matters set forth on this proxy card.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES AND WILL BE VOTED “FOR” THE PROPOSALS LISTED HEREIN UNLESS OTHERWISE INDICATED.

NOTE: If you vote by telephone or on the Internet, you do not need to return this proxy card.

IMPORTANT NOTICE
REGARDING THE AVAILABILITY OF PROXY MATERIALS
for the Joint Special Meeting of Shareholders on December 19, 2017.
The Proxy Statement for this meeting is available at:
https://www.proxy-direct.com/pax-2____

PAX_29____091317

VOTING OPTIONS
Read your proxy statement and have it at hand when voting.

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this proxy card and return it in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
30 Penhallow Street, Suite 400
Portsmouth, NH 03801
on December [12], 2017

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE